                     THE AMERICAN FUNDS TAX-EXEMPT SERIES I
                       (THE TAX-EXEMPT FUND OF MARYLAND)
                       (THE TAX-EXEMPT FUND OF VIRGINIA)

                                     Part B
                      Statement of Additional Information

                                October 1, 2007
                      (as supplemented April 7, 2008)

This document is not a prospectus but should be read in conjunction with the current prospectus of The American Funds Tax-Exempt Series I (the "trust") dated
October 1, 2007. The trust currently consists of two series, The Tax-Exempt Fund of Maryland (the "Maryland Fund") and The Tax-Exempt Fund of Virginia (the
"Virginia Fund"). Except where the context indicates otherwise, all references herein to the "fund" apply to each of these two funds. The prospectus may be obtained from your financial adviser or by writing to the trust at the following address:

                     The American Funds Tax-Exempt Series I
                       (The Tax-Exempt Fund of Maryland)
                       (The Tax-Exempt Fund of Virginia)
                              Attention: Secretary
                            1101 Vermont Avenue, NW
                              Washington, DC 20005
                                  202/842-5665

                               TABLE OF CONTENTS

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Financial statements

                The American Funds Tax-Exempt Series I -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in, or derive at least 80%
     of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

..    The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

..    The fund may invest up to 20% of its assets in debt securities rated Ba or below by Moody's Investors Service (Moody's) and BB or below by Standard &
     Poor's Corporation (S&P) (or unrated but determined to be of equivalent quality).

Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 20% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by the investment adviser.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                The American Funds Tax-Exempt Series I -- Page 2
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Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, the prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency's view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier. See the Appendix for more information about credit ratings.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor's gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its

                The American Funds Tax-Exempt Series I -- Page 3
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full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities;
colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In a period of deflation payments may decrease to zero, but in any event will not be less than zero.

INSURED MUNICIPAL BONDS -- The fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. The credit rating of an insured municipal bond reflects the credit rating of the insurer, based on the insurer's claims-paying ability. Insurance that covers a municipal bond does not guarantee the market value of the bond or the prices of the fund's shares.

SECURITIES SUBJECT TO ALTERNATIVE MINIMUM TAX -- The fund may invest in tax-exempt securities believed to pay interest constituting an item of tax preference subject to alternative minimum tax. Therefore, while the fund's distributions from tax-exempt securities are not subject to regular

                The American Funds Tax-Exempt Series I -- Page 4
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federal income tax, a portion or all may be included in determining a shareholder's federal alternative minimum tax.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase U.S. government securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders.
For purposes of diversification, pre-refunded bonds will be treated as governmental issues.

U.S. COMMONWEALTH OBLIGATIONS -- The fund may invest in obligations of the
Commonwealths of the United States, such as Puerto Rico, the U.S. Virgin
Islands, Guam and their agencies and authorities, to the extent such obligations are exempt from federal income taxes. Adverse political and economic conditions and developments affecting any Commonwealth may, in turn, affect negatively the value of the fund's holdings in such obligations.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

CASH AND CASH EQUIVALENTS -- The funds may hold cash and invest in cash equivalents. Cash equivalents include, but are not limited to: (a) tax-exempt commercial paper (e.g., short-term notes obligations issued by municipalities that mature, or may be redeemed in 270 days or less), (b) municipal notes (e.g., bond anticipation notes, revenue anticipation notes, and tax anticipation notes issued by municipalities that mature, or may be redeemed in one year or less),
(c) municipal obligations backed by letters of credit issued by banks or other financial institutions or

                The American Funds Tax-Exempt Series I -- Page 5
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government agencies that mature, or may be redeemed in one year or less, (d)
tax-exempt variable rate debt issued by municipal conduits for corporate obligors and (e) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed in one year or less.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of using temporary defensive strategies resulting from abnormal market conditions, or when such investments are considered advisable for liquidity. Generally, the income from such short-term municipal obligations is exempt from federal income tax. Further, a portion of the fund's assets, which will normally be less than 20%, may be held in cash or invested in high-quality taxable short-term securities of up to one year in maturity. Such investments may include: (a) obligations of the U.S.
Treasury; (b) obligations of agencies and instrumentalities of the U.S.
government; (c) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances and (d)
repurchase agreements.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

ADJUSTMENT OF MATURITIES -- The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund's objectives.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. Correspondingly, securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The investment adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

The investment adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

RISK FACTORS RELATING TO MARYLAND AND VIRGINIA DEBT OBLIGATIONS -- Because each fund invests primarily in the securities issued by a single state, its agencies, instrumentalities and

                The American Funds Tax-Exempt Series I -- Page 6
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municipalities, each fund is more susceptible to developments adversely affecting issuers of that state's securities than a municipal bond fund that does not concentrate its investments in a single state. To a large degree, the risk of each fund is dependent upon the financial strength of the state and its localities. A variety of events, such as changes in economic conditions and government policies of Maryland or Virginia, and their agencies, instrumentalities and authorities, could adversely affect the value of the
Maryland and Virginia fund, respectively. In addition to the general obligations and agency issues of the state of Maryland or the commonwealth of Virginia, each fund may invest in local bond issues, lease obligations and revenue bonds. The credit quality and risk will vary according to each security's own structure and underlying economics.

The following information highlights certain economic trends in Maryland and
Virginia and does not purport to be a complete description of risk factors relating to Maryland and Virginia debt obligations. Certain information is drawn from official statements and prospectuses relating to securities offerings of the state of Maryland and the commonwealth of Virginia and other public sources of information deemed reliable. The funds assume no obligation to independently verify or update this information.

FACTORS AFFECTING MARYLAND DEBT OBLIGATIONS

     GENERAL INFORMATION -- The state of Maryland has a population of approximately 5.6 million, with employment based largely in the service, retail trade and government sectors. Those sectors, along with finance, insurance and real estate, are the largest contributors to the gross state product. Population is concentrated around the Baltimore and Washington, DC areas, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole.
     Maryland's unemployment rate for 2006 was below the national average. In
     2006, its per capita income remained significantly above the national average.

     ECONOMY AND FINANCES -- The state enacts its budget annually. In 2002-2003, following years of healthy economic growth, Maryland's economy slowed as a result of the national recession. However, the Maryland Board of Revenue
     Estimates reported that, according to several measures, the state's economy outperformed the nation, even during the most recent nationwide slowdown.
     The slowdown reduced employment and personal income growth. However, the extent of the reduction was not as severe in Maryland as in other states;
     partially as a result of Maryland's limited exposure to the manufacturing sector, which had been hard hit by economic conditions, and Maryland's large exposure to the government sector which was a stabilizing force for the state's economy as other employment sectors slowed. Maryland has participated strongly in the economic recovery. After two years of revenue weakness, Maryland's revenue performance began improving in fiscal 2004, with even stronger growth in 2005, and continued growth, though not as
     strong, in fiscal 2006.   The Bureau of Revenue Estimates reports that
     while steady growth was seen in 2006 and the state's economy is expected to continue to expand, it, like the national economy, is expected to slow through 2007. Appropriations are expected to outpace revenue for the state in 2007, however, the Maryland General Fund is expected to maintain a positive balance.

     The state and its subdivisions, and their respective officers and employees, are parties to numerous legal proceedings, some involving substantial amounts. Although adverse decisions in these matters could require extraordinary appropriations not budgeted for, in

                The American Funds Tax-Exempt Series I -- Page 7
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     the opinion of the Attorney General of Maryland, the legal proceedings are not likely to have a material adverse affect on the state's financial position.

FACTORS AFFECTING VIRGINIA DEBT OBLIGATIONS

     GENERAL INFORMATION -- The commonwealth of Virginia has a population of approximately 7.6 million, with population concentrated around the Northern
     Virginia area outside of Washington, DC, followed by the Norfolk-Virginia
     Beach-Newport News area and the Richmond-Petersburg area. The commonwealth's economy is broadly based, with a concentration in service and governmental jobs, followed by wholesale and retail trade, manufacturing and finance, insurance and real estate. Virginia has significant concentrations of high-technology employers, predominantly in
     Northern Virginia. With Northern Virginia considered a part of the
     Washington, DC metropolitan area, and Hampton Roads, which has the nation's largest concentration of military installations, the federal government has a strong economic impact on the commonwealth. In 2006, the commonwealth's per capita income exceeded national averages and its unemployment rate was significantly below the national average.

     ECONOMY AND FINANCES -- The commonwealth's budget is prepared on a biennial basis. Virginia was impacted by the national recession and, because of budget gaps brought about by slowing revenues and rising expenditures, the commonwealth was forced to draw down its general fund balances. However, the Virginia economy has rebounded in recent years, with increasing tax revenues and several economic indicators showing strong growth in 2004 and
     2005. In fiscal 2006, the commonwealth's economy continued to expand.
     However, this growth has slowed when compared to recent fiscal years.
     According to the Comprehensive Annual Financial Report for fiscal year ended June 2006, the outlook for the commonwealth in the coming fiscal year is positive, but the growth in the economy is expected to continue to slow.
     The commonwealth ended fiscal 2006 with a budget surplus in the general fund and an increased Revenue Stabilization Fund balance. Appropriations are expected to outpace revenue for the commonwealth in 2007, however, the
     Virginia General Fund is expected to maintain a positive balance.

RISK OF CHANGES TO STATE INCOME TAX TREATMENT OF MUNICIPAL BONDS -- The U.S.
Supreme Court has accepted the appeal of a Kentucky case which could have a significant impact on the tax treatment of municipal bonds issued by the state of Maryland and the commonwealth of Virginia and their political subdivisions.
In 2006, the Kentucky Court of Appeals ruled that it was unlawful for a state to exempt from its income tax any interest derived from bonds issued by the state and its political subdivisions, while at the same time subjecting to its tax the interest derived from bonds issued by other states and their political subdivisions. A decision on the appeal is unlikely before mid-2008. If the U.S.
Supreme Court sustains the Kentucky decision, all states may be required to provide equal tax treatment for interest derived from in-state and out-of-state municipal bonds. In that event, the Maryland State legislature and/or the
Virginia Commonwealth legislature may determine that interest derived from all municipal bonds, whether held directly or indirectly through the fund and regardless of their state of origin, will be exempt from Maryland's or
Virginia's income tax, as applicable. Alternatively, the respective legislatures may determine that interest derived from bonds issued by the state of Maryland or the commonwealth of Virginia and their political subdivisions will no longer be exempt from state income tax. Either of these alternatives may have an impact on the value of bonds issued by the state of Maryland and the commonwealth of
Virginia and their political subdivisions. The outcome of the case and the nature and timing of any required changes in tax laws are uncertain.

                The American Funds Tax-Exempt Series I -- Page 8
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RISK OF NON-COMPLIANCE WITH CERTAIN FEDERAL REQUIREMENTS -- The Internal Revenue
Code of 1986 (the "Code") imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended July 31, 2007 and 2006 were 9% and 5%, respectively, for the Maryland Fund and 11% and 4%, respectively, for the Virginia Fund. See
"Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on a fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund will:

 1.  Normally, invest at least 80% of its assets in, or derive at least 80% of its income from, securities that are exempt from both federal and the respective state (Maryland or Virginia) tax.

These restrictions provide that the fund may not:

                The American Funds Tax-Exempt Series I -- Page 9
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2.   Invest in more than 10% of the outstanding voting securities of any issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, securities of other investment companies or cash and cash items;

3.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

4.   Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

5.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

6.   Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

7.   Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

8.   Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

9.   Invest in companies for the purpose of exercising control or management;

10.  Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

11.  Write, purchase or sell puts, calls, straddles, spreads or any combination thereof; or

12.  Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S.
government obligations are not considered to be part of any industry.

For the purpose of the fund's investment restrictions, the identification of the
"issuer" of municipal bonds which are not general obligation bonds is made by the investment adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

For the purpose of investment restriction number 10, the term "oil, gas or other mineral exploration or development programs" includes oil, gas, or other mineral exploration or development leases.

               The American Funds Tax-Exempt Series I -- Page 10
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NONFUNDAMENTAL POLICIES -- The following policies may be changed by the Board of
Trustees without shareholder approval:

The fund may not:

1.   Invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds;

2.   Invest more than 15% of the value of its net assets in illiquid securities;

3.   Invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended; or

4.   Issue senior securities, except as permitted by the 1940 Act.

               The American Funds Tax-Exempt Series I -- Page 11
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                            MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES AND OFFICERS

"INDEPENDENT" TRUSTEES/1/

 NAME, AGE AND                                                    NUMBER OF
 POSITION WITH THE TRUST                                        PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A       PRINCIPAL OCCUPATION(S)        OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE)                          DURING PAST FIVE YEARS        BY TRUSTEE                BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------

 Cyrus A. Ansary, 73            President, Investment                 3         JPMorgan Value Opportunities
 Chairman of the Trust          Services International Co.,                     Fund
 (Non-Executive) (1986)         LLC (private investment
                                company for various operating
                                entities)
-----------------------------------------------------------------------------------------------------------------
 Daniel J. Callahan III, 75     Vice Chairman & Treasurer,            3         JPMorgan Value Opportunities
 Trustee (2002)                 The Morris & Gwendolyn                          Fund
                                Cafritz Foundation
-----------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 61            Private investor; former             18         JPMorgan Value Opportunities
 Trustee (2005)                 President, Dumbarton Group                      Fund; The Swiss Helvetia Fund
                                LLC (securities industry                        Inc.
                                consulting); former Executive
                                Vice President - Policy and
                                Oversight, NASD
-----------------------------------------------------------------------------------------------------------------
 James C. Miller III, 65        Senior Advisor, Blackwell             3         Clean Energy Fuels Corporation;
 Trustee (2000)                 Sanders LLP; former Chairman,                   JPMorgan Value Opportunities
                                The CapAnalysis Group, LLC                      Fund
                                (economic, financial and
                                regulatory consulting);
                                former Director, U.S. Office
                                of Management and Budget

-----------------------------------------------------------------------------------------------------------------
 Katherine D. Ortega, 73        Former Treasurer of the               3         JPMorgan Value Opportunities
 Trustee (2003)                 United States                                   Fund; The Kroger Co.

-----------------------------------------------------------------------------------------------------------------
 J. Knox Singleton, 59          President and Chief Executive         3         Healthcare Realty Trust, Inc.;
 Trustee (2004)                 Officer, INOVA Health System                    JPMorgan Value Opportunities
                                                                                Fund
-----------------------------------------------------------------------------------------------------------------

               The American Funds Tax-Exempt Series I -- Page 12

"INTERESTED" TRUSTEES/5,6/

                                  PRINCIPAL OCCUPATION(S)
                                  DURING PAST FIVE YEARS
 NAME, AGE AND                         AND POSITIONS            NUMBER OF
 POSITION WITH THE TRUST       HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED/2/ AS A   OR THE PRINCIPAL UNDERWRITER     OVERSEEN      OTHER DIRECTORSHIPS/4/ HELD
 TRUSTEE)                              OF THE TRUST            BY TRUSTEE             BY TRUSTEE
----------------------------------------------------------------------------------------------------------

 James H. Lemon, Jr., 71        Chairman of the Board and           3         JPMorgan Value
 Vice Chairman of the Trust     Chief Executive Officer,                      Opportunities Fund
 (1986)                         The Johnston-Lemon Group,
                                Incorporated (financial
                                services holding company)
----------------------------------------------------------------------------------------------------------
 Jeffrey L. Steele, 62          President and Director,             3         JPMorgan Value
 President of the Trust         Washington Management                         Opportunities Fund
 (2002)                         Corporation
----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH THE TRUST      PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED/2/ AS      AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER)                     OR THE PRINCIPAL UNDERWRITER OF THE TRUST
-------------------------------------------------------------------------------

 Michael W. Stockton, 40     Director, Senior Vice President, Secretary and
 Vice President,             Treasurer, Washington Management Corporation
 Assistant Secretary and
 Treasurer (1996)
-------------------------------------------------------------------------------
 Lois A. Erhard, 55          Vice President, Washington Management Corporation
 Vice President (1988)
-------------------------------------------------------------------------------
 Jennifer L. Butler, 41      Vice President and Assistant Secretary,
 Secretary (2005)            Washington Management Corporation; former
                             Specialist, Fund Administration, Pacific
                             Investment Management Company
-------------------------------------------------------------------------------
 J. Lanier Frank, 46         Assistant Vice President, Washington Management
 Assistant Vice President    Corporation
 (1998)
-------------------------------------------------------------------------------
 Ashley L. Shaw,/7/ 38       Vice President and Assistant General Counsel,
 Assistant Secretary         Washington Management Corporation
 (2000)
-------------------------------------------------------------------------------
 Curt M. Scott, 28           Assistant Vice President and Assistant Treasurer,
 Assistant Treasurer         Washington Management Corporation; former
 (2006)                      Financial Analyst, BISYS Group, Inc.
-------------------------------------------------------------------------------

1 The term "independent" trustee refers to a trustee who is not an "interested person" of the trust within the meaning of the 1940 Act.
2 Trustees and officers of the trust serve until their resignation, removal or retirement.
3 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,/(R)/ which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement
 Series,/(R)/ Inc., which is available to investors in tax-deferred retirement plans and IRAS, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
4 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

5 "Interested persons" of the trust within the meaning of the 1940 Act, on the basis of their affiliation with the fund's business

               The American Funds Tax-Exempt Series I -- Page 13

 manager, Washington Management Corporation.
6 All of the trustees and officers listed are officers and/or directors/trustees of one or more other funds for which Washington Management Corporation serves as business manager.
7 Ashley L. Shaw is the daughter of James H. Lemon, Jr.

THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE TRUST IS 1101 VERMONT AVENUE,
NW, WASHINGTON, DC 20005, ATTENTION: SECRETARY.

               The American Funds Tax-Exempt Series I -- Page 14

FUND SHARES OWNED BY TRUSTEES AS OF DECEMBER 31, 2006

                                                                AGGREGATE DOLLAR RANGE/1/
                                                                        OF SHARES
                                                                   OWNED IN ALL FUNDS
                                                                  IN THE AMERICAN FUNDS
                               DOLLAR RANGE/1/ OF FUND               FAMILY OVERSEEN
         NAME                        SHARES OWNED                      BY TRUSTEE
------------------------------------------------------------------------------------------
 "INDEPENDENT"             MARYLAND FUND      VIRGINIA FUND
 TRUSTEES                -----------------------------------------------------------------
-------------------------

 Cyrus A. Ansary           Over $100,000          None                Over $100,000
------------------------------------------------------------------------------------------
 Daniel J. Callahan            None               None                Over $100,000
 III
------------------------------------------------------------------------------------------
 R. Clark Hooper               None               None             $50,001 - $100,000
------------------------------------------------------------------------------------------
 James C. Miller III                                                  Over $100,000
                         $10,001 - $50,000  $10,001 - $50,000
------------------------------------------------------------------------------------------
 Katherine D. Ortega     $10,001 - $50,000  $10,001 - $50,000         Over $100,000
------------------------------------------------------------------------------------------
 J. Knox Singleton             None               None                Over $100,000
------------------------------------------------------------------------------------------
 "INTERESTED" TRUSTEES
------------------------------------------------------------------------------------------
 James H. Lemon, Jr.       Over $100,000      Over $100,000           Over $100,000
------------------------------------------------------------------------------------------
 Jeffrey L. Steele         Over $100,000          None                Over $100,000
------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000 and Over $100,000.

TRUSTEE COMPENSATION -- No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the business manager or its affiliates. Each fund pays annual fees of $1,000 to trustees who are not affiliated with the business manager, $250 for each board of trustees meeting attended, and $250 for each meeting attended as a member of a committee of the
Board of trustees. The audit committee chairs receive an annual fee of $750 from each fund and standing sub-committee chairs receive an annual fee of $500 from each fund. An independent chairman of the board (an "independent chair") also receives an additional fee of $25,000, which is paid by the trust or shared based on the relative board meeting fee if the independent chairman serves in such capacity for multiple funds.

No pension or retirement benefits are accrued as part of fund expenses.
Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

               The American Funds Tax-Exempt Series I -- Page 15

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED JULY 31, 2007:

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                FROM THE TRUST             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Cyrus A. Ansary                 $11,547                          $147,000
------------------------------------------------------------------------------------------
 Daniel J. Callahan                6,472                           111,500
 III
------------------------------------------------------------------------------------------
 R. Clark Hooper                   4,724                           304,285
------------------------------------------------------------------------------------------
 James C. Miller III               8,872                           124,500
------------------------------------------------------------------------------------------
 Katherine D. Ortega              10,444                           133,500
------------------------------------------------------------------------------------------
 J. Knox Singleton/3/              5,972                           111,000
------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the trust in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended July 31, 2007 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,/(R) /which serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement
 Series,/(R)/ Inc., which is available to investors in tax-deferred retirement plans and IRAS, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the trust (plus earnings thereon) through the 2007 fiscal year for participating trustees is as follows: J. Knox Singleton
 ($23,256). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the trust until paid to the trustees.

As of September 1, 2007, the officers and trustees of the trust and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the trust.

TRUST ORGANIZATION AND THE BOARD OF TRUSTEES -- The trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 30, 1986. Although the board of trustees has delegated day-to-day oversight to the investment adviser and business manager, all trust operations are supervised by the trust's board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Independent board members are paid certain fees for services rendered to the trust as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the trust.

The fund has several different classes of shares, including Class A, B, C, F and
R-5 shares. Class R-5 shares are available to clients of the Personal Investment
Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts

               The American Funds Tax-Exempt Series I -- Page 16

and without regard to the $1 million purchase minimum. Class R-5 shares are described in more detail in the fund's prospectus addendum.

The board of trustees may establish additional series and/or classes of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objectives and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of trustees, and on other matters affecting only one series, only the shareholders of that series shall be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

With respect to a particular series, shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.

The trust does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the trust will hold a meeting at which any member of the board could be removed by a majority vote.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At that time, the trustees then in office will call a shareholders' meeting for the election of trustees. The trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested to do so by the record holders of 10% of the outstanding shares of the trust. At such a meeting, a trustee may be removed after the holders of record of not less than a majority of the outstanding shares of the trust have declared that the trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares of the trust voting for the election of trustees can elect all the trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the trust except amendments to change the name of the trust, to correct any ambiguous, defective or inconsistent provision of, or to supply any omission to, the Declaration of Trust, to establish new funds, or to reduce or eliminate the payment of taxes by the trust may be made by the trustees without the vote or consent of shareholders. If not terminated by the vote or written consent of a majority of the outstanding shares, the trust will continue indefinitely.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the trust was organized, shareholders of a
Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the

               The American Funds Tax-Exempt Series I -- Page 17

trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides that notice of the disclaimer may be given in any agreement, obligation, or instrument which is entered into or executed by the trust or trustees. The Declaration of Trust provides for indemnification out of trust property of any shareholder held personally liable for the obligations of the trust and also provides for the trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The trust will provide indemnification to its trustees and officers as authorized by its
By-Laws and by the 1940 Act and the rules and regulations thereunder.

COMMITTEES OF THE BOARD OF TRUSTEES

The trust has an audit committee composed of four trustees who are not considered "interested persons" of the trust within the meaning of the 1940 Act
("independent trustees"): Cyrus A. Ansary, Daniel J. Callahan III, James C.
Miller III (Co-chair) and Katherine D. Ortega (Co-chair). The function of the committee is the oversight of the trust's accounting and financial reporting policies. The committee acts as a liaison between the trust's independent registered public accounting firm and the full board of trustees.

The trust has a governance committee composed of Cyrus A. Ansary (Chair) and all other independent trustees. The committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the trust, as required by the 1940 Act and the rules thereunder. The governance committee reports its recommendations to the full board of trustees. In addition, the governance committee periodically reviews such issues as the board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees.
The committee, through a nominating sub-committee, also evaluates, selects and nominates candidates for independent trustees to the full board of trustees.
While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the governance committee of the trust,
c/o the trust's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

There were five board of trustees meetings and seven committee meetings (five audit, and two governance committee) during the fiscal year ended July 31, 2007.
All trustees attended at least 80% of all board meetings and meetings of the committees of which they are members.

PROXY VOTING PROCEDURES -- The trust's board of trustees will oversee the voting of any proxies for securities held by the trust in order to ensure that the voting of such proxies is conducted in accordance with the established procedures and policies. The board of trustees authorizes the chief executive officer ("CEO") or the CEO's designee (the "voting officer") to vote on any matter arising as a result of the trust's portfolio holdings. The voting officer is directed to vote on each

               The American Funds Tax-Exempt Series I -- Page 18

matter in the best interests of the fund holding the portfolio security and its shareholders. The voting officer may consult with others, as appropriate, in deciding how to vote and should resolve any conflict of interest involved in voting by consulting with the chairman of the trust's governance committee. The business manager is responsible for administering the voting of proxies, related record keeping and reporting of votes. Since the trust will normally hold only municipal securities, it is highly unlikely the trust will be required to vote on any issue.

Information regarding how the trust voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year, will be available on or about September 1 of each year, (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com or (c) on the SEC's website at sec.gov.

PRINCIPAL FUND SHAREHOLDERS -- The following tables identify those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on September 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

THE TAX-EXEMPT FUND OF MARYLAND

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 MLPF&S                                              Class A         8.91%
 4800 Deer Lake Dr. E. Fl. 2                         Class B        22.16
 Jacksonville, FL 32246-6484                         Class C        44.12

----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A         8.23
 201 Progress Parkway
 Maryland Hts, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         7.68
 333 W. 34th St.                                     Class C         7.78
 New York, NY 10001-2402                             Class F        11.38
----------------------------------------------------------------------------
 Morgan Stanley & Co., Inc.                          Class B         7.34
 Harborside Financial Center, PL 11, FL3
 Jersey City, NJ 07311
----------------------------------------------------------------------------
 Johnston Lemon Group                                Class R-5      43.79
 1101 Vermont Avenue NW
 Washington, DC 20005-3521
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      37.81
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      17.72
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

               The American Funds Tax-Exempt Series I -- Page 19

THE TAX-EXEMPT FUND OF VIRGINIA

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                              Class A          9.52%
 201 Progress Parkway
 Maryland Hts, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                     Class A          5.24
 333 W. 34th St.                                    Class C         11.22
 New York, NY 10001-2402                            Class F         11.19
----------------------------------------------------------------------------
 MLPF&S                                             Class B          9.23
 4800 Deer Lake Dr. E. Fl. 2                        Class C         24.87
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                         Class F          7.00
 101 Montgomery Street
 San Francisco, CA 94104-4151
----------------------------------------------------------------------------
 Johnston Lemon Group                               Class R-5      100.00
 1101 Vermont Avenue NW
 Washington, DC 20005-3521
----------------------------------------------------------------------------

BUSINESS MANAGER -- Since its inception, the trust has operated under a Business
Management Agreement with Washington Management Corporation. The business manager maintains its principal business address at 1101 Vermont Avenue, NW,
Washington, DC 20005.

The business manager provides services necessary to carry on the trust's general administrative and corporate affairs, and is responsible for monitoring the various services and operations of the trust. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the fund's service providers, including custodian operations, shareholder services and fund share distribution functions, and includes the provision of all executive personnel, clerical staff, office space and equipment and certain accounting and record keeping facilities. The business manager provides similar services to other mutual funds.

The fund pays all expenses not specifically assumed by the business manager, including but not limited to, custodian, transfer and dividend disbursing agency fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; expenses of shareholder meetings; taxes; insurance; expenses of the issuance, sale
(including stock certificates, registration and qualification expenses), or repurchase of shares of the fund; legal and auditing expenses; expenses pursuant to the fund's plans of distribution; fees and expense reimbursements paid to
Trustees; association dues; and costs of stationery and forms prepared exclusively for the trust.

The business manager receives a fee at the annual rate of 0.135% of the first
$60 million of the fund's net assets, 0.09% of the fund's net assets in excess of $60 million plus 1.35% of the gross investment income (excluding any net capital gains from transactions in portfolio securities). The current Business
Management Agreement, unless sooner terminated, will continue in effect until
July 31, 2008 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Business Management Agreement or

               The American Funds Tax-Exempt Series I -- Page 20

interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Business Management Agreement provides that the business manager has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Business
Management Agreement. The Business Management Agreement also provides that either party has the right to terminate it, without penalty, upon sixty (60)
days' written notice to the other party and that the Business Management
Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Out of its own resources, the business manager makes payments to the investment adviser for performing various accounting services for the fund and Washington
Mutual Investors Fund. The amount paid to the investment adviser may be found in the most recent shareholder report. The business manager also makes payments to support compensation paid to dealers (for additional information, see "Other compensation to dealers" below). The amount of these payments to support dealer compensation were approximately $2.7 million for the year ended December 31,
2006.

The business manager has established a charitable foundation, The Washington
Management Corporation Foundation, which makes contributions to charities organized under Section 501(c)(3) or 509(a)(2) of the Internal Revenue Code.
Trustees and officers of the trust, as well as all employees of the business manager and its affiliates, may participate in a gift matching program sponsored by the Foundation.

For the fiscal years ended July 31, 2007, 2006, and 2005 the business manager was entitled to receive from the Maryland Fund fees of $449,000, $377,000 and
$347,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $404,000 (a reduction of
$45,000), $339,000 (a reduction of $38,000) and $325,000 (a reduction of
$22,000) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the fiscal years ended July 31, 2007, 2006 and 2005, the business manager was entitled to receive from the Virginia Fund fees of $465,000, $415,000 and
$378,000, respectively. After giving effect to the business manager fee waiver described below, the fund paid the business manager $418,000 (a reduction of
$47,000), $374,000 (a reduction of $41,000) and $354,000 (a reduction of
$24,000) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 until March 31, 2005, the business manager agreed to waive 5% of the fees that it is otherwise entitled to receive under the Business Management Agreement. Beginning April 1, 2005, this waiver increased to 10% of the fees that the business manager is otherwise entitled to receive and is expected to continue at this level until further review. As a result of this waiver, fees are reduced similarly for all classes of shares of the fund.

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 6455 Irvine Center Drive, Irvine,
CA 92618. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital
Research and Management Company manages equity assets through two investment divisions, Capital World

               The American Funds Tax-Exempt Series I -- Page 21

Investors and Capital Research Global Investors, and manages fixed-income assets through its Fixed Income division. Capital World Investors and Capital Research
Global Investors generally function separately from each other with respect to investment research activities and make investment and proxy voting decisions on an independent basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. The investment adviser's investment analysts do not currently manage a research portfolio in the fund.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual's portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with much greater weight placed on the four-year and eight-year rolling averages. For portfolio counselors, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also subjectively compensates analysts for their contributions to the research process. The fund's portfolio counselors are measured against the following benchmarks: Lipper Maryland Municipal Debt Funds Average (The Tax-Exempt Fund
of Maryland) and Lipper Virginia Municipal Debt Funds Average (The Tax-Exempt
Fund of Virginia).

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

               The American Funds Tax-Exempt Series I -- Page 22

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF JULY 31, 2007:

                                       NUMBER             NUMBER
                                      OF OTHER           OF OTHER          NUMBER
                                     REGISTERED           POOLED          OF OTHER
                                     INVESTMENT         INVESTMENT        ACCOUNTS
                                  COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                        THAT               THAT           PORTFOLIO
                                      PORTFOLIO         PORTFOLIO         COUNSELOR
                    DOLLAR RANGE      COUNSELOR         COUNSELOR          MANAGES
                      OF FUND          MANAGES           MANAGES         (ASSETS OF
    PORTFOLIO          SHARES      (ASSETS OF RICS   (ASSETS OF PIVS   OTHER ACCOUNTS
    COUNSELOR         OWNED/1/     IN BILLIONS)/2/   IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------

 Brenda S.            None/5/         3       $9.8         None              None
 Ellerin
-----------------------------------------------------------------------------------------
 Edward B.            None/5/         2       $4.1         None              None
 Nahmias
-----------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.
5 Funds are designed primarily for taxable residents in the states of Maryland or Virginia. Because the portfolio counselors do not reside in either state, investment in the fund may not be appropriate for their personal portfolio.

INVESTMENT ADVISORY AGREEMENT -- The Investment Advisory Agreement (the
"Agreement") between the fund and the investment adviser will continue in effect until July 31, 2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and
(b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The
Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The investment adviser manages the investment portfolio of the fund subject to the policies established by the board of trustees and places orders for the fund's portfolio securities transactions. As compensation for its services, the investment adviser receives a fee at the annual rate of 0.165% of the first $60 million of the fund's net assets plus 0.120% of the fund's net assets in excess of $60 million plus 1.65% of gross investment income.

               The American Funds Tax-Exempt Series I -- Page 23

For the fiscal years ended July 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the Maryland Fund management fees of $570,000,
$478,000 and $439,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$513,000 (a reduction of $57,000), $430,000 (a reduction of $48,000) and
$411,000 (a reduction of $28,000) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the fiscal years ended July 31, 2007, 2006 and 2005, the investment adviser was entitled to receive from the Virginia Fund management fees of $592,000,
$527,000 and $480,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$533,000 (a reduction of $59,000), $474,000 (a reduction of $53,000) and
$450,000 (a reduction of $30,000) for the fiscal years ended July 31, 2007, 2006 and 2005, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and this waiver is expected to continue at this level until further review. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F and R-5 shares will continue in effect until July 31,
2008, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of trustees who are not parties to the Administrative
Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.
The fund may terminate the Administrative Agreement at any time by vote of a majority of the independent trustees. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund.
The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C, F and R-5 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide some of these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the funds. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets of Class R-5 shares. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's

               The American Funds Tax-Exempt Series I -- Page 24

applicable share classes. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

During the 2007 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

------------------------------------------------------------------
                                                           <s>ADMINISTRATIVE
                                                                    SERVICES FEE
             MARYLAND FUND                       CLASS C              $22,000
                                                 CLASS F               13,000
                                                CLASS R-5               5,000
                                         -------------------------
             VIRGINIA FUND                       CLASS C               13,000
                                                 CLASS F               16,000
                                                CLASS R-5               2,000
------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman
Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B shares, the
Principal Underwriter sells the rights to Class B 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B shares. For Class C shares, the Principal
Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C shares. For Class F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F shares.

               The American Funds Tax-Exempt Series I -- Page 25

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                              COMMISSIONS,              ALLOWANCE OR
                                                                REVENUE                 COMPENSATION
                                           FISCAL YEAR      OR FEES RETAINED             TO DEALERS
------------------------------------------------------------------------------------------------------------

CLASS A                                       2007      Maryland Fund  $182,000   Maryland Fund   $713,000
                                                        Virginia Fund   115,000   Virginia Fund    493,000
------------------------------------------------------------------------------------------------------------
                                              2006      Maryland Fund   128,000   Maryland Fund    493,000
                                                        Virginia Fund   105,000   Virginia Fund    405,000
------------------------------------------------------------------------------------------------------------
                                              2005      Maryland Fund   122,000   Maryland Fund    470,000
                                                        Virginia Fund   111,000   Virginia Fund    433,000
------------------------------------------------------------------------------------------------------------
CLASS B                                       2007      Maryland Fund     5,000   Maryland Fund     30,000
                                                        Virginia Fund     5,000   Virginia Fund     25,000
------------------------------------------------------------------------------------------------------------
                                              2006      Maryland Fund     5,000   Maryland Fund     40,000
                                                        Virginia Fund     4,000   Virginia Fund     28,000
------------------------------------------------------------------------------------------------------------
                                              2005      Maryland Fund    18,000   Maryland Fund     47,000
                                                        Virginia Fund    12,000   Virginia Fund     28,000
------------------------------------------------------------------------------------------------------------
CLASS C                                       2007      Maryland Fund    17,000   Maryland Fund     57,000
                                                        Virginia Fund        --   Virginia Fund     38,000
------------------------------------------------------------------------------------------------------------
                                              2006      Maryland Fund        --   Maryland Fund     77,000
                                                        Virginia Fund     7,000   Virginia Fund     36,000
------------------------------------------------------------------------------------------------------------
                                              2005      Maryland Fund     4,000   Maryland Fund     73,000
                                                        Virginia Fund     3,000   Virginia Fund     38,000
------------------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full boards of trustees and separately by a majority of the independent trustees who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of the independent trustees are committed to the discretion of the independent trustees during the existence of the Plans.
The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the boards of trustees.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of trustees has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares, (b) for Class B shares, up to 1.00%
of the average daily net assets attributable to Class B shares, (c) for Class C shares, up to 1.00% of the average daily net assets attributable to Class C shares, and (d) for Class F shares, up to 0.50% of the average daily net assets attributable to Class F shares. The fund has

               The American Funds Tax-Exempt Series I -- Page 26

not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 assets.

For Class A shares: (a) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) up to the amount allowable under the fund's Class A
12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A shares in excess of the Class A Plan limitation not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable. As of July 31, 2007, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $319,000, or 0.14% of
Class A net assets for the Maryland Fund, and $440,000, or 0.17% of Class A net
assets for the Virginia Fund.

For Class B shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees paid to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers.

During the 2007 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                   12B-1 UNPAID LIABILITY
                                             12B-1 EXPENSES              OUTSTANDING
---------------------------------------------------------------------------------------------

CLASS A                                 Maryland Fund   $544,000  Maryland Fund     $86,000
                                        Virginia Fund    618,000  Virginia Fund      103,000
---------------------------------------------------------------------------------------------
CLASS B                                 Maryland Fund    169,000  Maryland Fund      17,000
                                        Virginia Fund    124,000  Virginia Fund      13,000
---------------------------------------------------------------------------------------------
CLASS C                                 Maryland Fund    266,000  Maryland Fund      49,000
                                        Virginia Fund    161,000  Virginia Fund      29,000
---------------------------------------------------------------------------------------------
CLASS F                                 Maryland Fund     30,000  Maryland Fund       6,000
                                        Virginia Fund     37,000  Virginia Fund       8,000
---------------------------------------------------------------------------------------------

               The American Funds Tax-Exempt Series I -- Page 27

Johnston, Lemon & Co. Incorporated ("Johnston, Lemon") a wholly-owned subsidiary of the business manager's parent company, The Johnston-Lemon Group, Inc.
("JLG"), received commissions and payments from the plans of distribution of the funds of $26,000, $14,000 and $42,000 on its retail sales of the Maryland Fund and $25,000, $34,000 and $21,000 on its retail sales of the Virginia Fund, respectively, for the fiscal years ended July 31, 2007, 2006 and 2005.

All officers of the trust and two of its interested trustees are officers or directors of Washington Management Corporation, a wholly-owned subsidiary of
JLG. Johnston, Lemon participates in receiving dealer service fee payments from the Plans. Some of the trust's officers and one interested trustee are also registered representatives with Johnston, Lemon and, as such, to the extent they have sold shares of the fund, receive a portion of the service fee payments in the same manner as all other Johnston, Lemon registered representatives.

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC

               The American Funds Tax-Exempt Series I -- Page 28

     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market

               The American Funds Tax-Exempt Series I -- Page 29

are effected through broker-dealers who receive commissions for their services.
Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees.
Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market-maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain "best execution" (the most favorable total price reasonably attainable under the circumstances) for the fund's portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality and reliability of the executions and the broker-dealer's ability to offer liquidity and anonymity. The investment adviser considers these factors which involve qualitative judgments when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms rather than on a trade-by-trade basis. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, but only when in the investment adviser's judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as setting up meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser's research efforts. If broker-dealers were to discontinue providing such services it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser may pay commissions in excess of what other broker-dealers might have charged - including on an execution-only basis - for certain portfolio transactions in recognition of brokerage and/or investment research services provided by a broker-dealer. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934.
Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that

               The American Funds Tax-Exempt Series I -- Page 30

provides certain brokerage and/or investment research services to the investment adviser, if the investment adviser makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser in terms of that particular transaction or the investment adviser's overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser assesses the reasonableness of commissions in light of the total brokerage and investment research services provided by each particular broker-dealer. In accordance with its internal brokerage allocation procedure, the investment adviser periodically assesses the brokerage and investment research services provided by each broker-dealer from whom it receives such services. Using its judgment, the investment adviser then creates lists with suggested levels of commissions for particular broker-dealers and provides those lists to its trading desks. Neither the investment adviser nor the fund incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The actual level of business received by any broker-dealer may be less then the suggested level of commissions and can, and often does, exceed the suggested level in the normal course of business. As part of its ongoing relationships with broker-dealers, the investment adviser routinely meets with firms, typically at the firm's request, to discuss the level and quality of the brokerage and research services provided, as well as the perceived value and cost of such services. In valuing the brokerage and investment research services the investment adviser receives from broker-dealers for its good faith determination of reasonableness, the investment adviser does not attribute a dollar value to such services, but rather takes various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser.

The investment adviser seeks, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace. The investment adviser takes various considerations into account when evaluating such reasonableness, including, (a) rates quoted by broker-dealers, (b) the size of a particular transaction in terms of the number of shares and dollar amount, (c)
the complexity of a particular transaction, (d) the nature and character of the markets on which a particular trade takes place, (e) the ability of a broker-dealer to provide anonymity while executing trades, (f) the ability of a broker-dealer to execute large trades while minimizing market impact, (g) the extent to which a broker-dealer has put its own capital at risk, (h) the level and type of business done with a particular broker-dealer over a period of time,
(i) historical commission rates, and (j) commission rates that other institutional investors are paying.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each of the investment divisions will normally aggregate their respective purchases or sales and execute them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser will normally aggregate such purchases or sales and execute them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares in the funds managed by the investment adviser or its affiliated companies, however, it does not give consideration to whether a broker-dealer has sold shares of the funds

               The American Funds Tax-Exempt Series I -- Page 31

managed by the investment adviser or its affiliated companies when placing any such orders for the fund's portfolio transactions.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
July 31, 2007, 2006 and 2005 amounted to $267,000, $133,000 and $77,000, respectively, for the Maryland Fund and $296,000, $107,000 and $148,000,
respectively, for the Virginia Fund. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in brokerage concessions paid on portfolio transactions.

During fiscal years 2007, 2006 and 2005 Johnston, Lemon & Co. Incorporated received no commissions for executing portfolio transactions for the fund.
Johnston, Lemon & Co. Incorporated will not participate in commissions paid by the fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of trustees and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's business manager, custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

               The American Funds Tax-Exempt Series I -- Page 32

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds advised by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

               The American Funds Tax-Exempt Series I -- Page 33

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service

               The American Funds Tax-Exempt Series I -- Page 34

and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code") so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

To avoid federal excise taxes, the Code requires the fund to distribute by
December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year.

Interest on the municipal securities purchased by the fund is believed to be free from regular federal income tax based on opinions issued by bond counsel.
However, there is no guarantee that the opinion is correct or that the IRS will agree with the opinion.  In addition, the Code imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply with these limitations, or a determination by the IRS that the securities do not qualify for tax-exempt treatment, could cause the interest on the bonds to become taxable to investors retroactive to the date the bonds were issued. If this were to happen, dividends derived from this interest may be taxable to you, and you may need to file an amended tax return.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     DIVIDENDS -- By meeting certain requirements of the Code, the fund qualifies to pay exempt-interest dividends to shareholders. These dividends
     ("exempt-interest dividends") are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are distributed to fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands or Guam), they also may be exempt from that state's personal income taxes.

               The American Funds Tax-Exempt Series I -- Page 35

     CAPITAL GAIN DISTRIBUTIONS -- The fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities.
     Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term capital gains will be taxable to shareholders as long-term capital gain, regardless of how long a particular shareholder has held shares in the fund.

     A portion of the gain on municipal bonds purchased at market discount after
     April 30, 1993 is taxable to shareholders as ordinary income, not as capital gains.

SHAREHOLDER TAXATION -- Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution.
Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares are taxable transactions for federal and state income tax purposes. If a shareholder redeems fund shares, or exchanges shares for shares of a different fund, the IRS will require the shareholder to report any gain or loss on the redemption or exchange. The gain or loss realized will be capital gain or loss and will be long-term or short-term, depending on how long the shareholder held the shares.

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends distributed to a shareholder with respect to fund shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to the shareholder by the fund on those shares.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for taxpayers when determining their alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject a shareholder to or increase liability under federal and state alternative minimum taxes, depending on a shareholder's individual or corporate tax position. Persons who are defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult with their tax advisors before buying fund shares.

The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income without fluctuation of principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax--

               The American Funds Tax-Exempt Series I -- Page 36

deferred retirement plans (e.g., plans qualified under Section 401 of the Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Exempt-interest dividends paid by each fund will be reported to both the IRS and shareholders of each fund. Individual shareholders are required to report to the federal government all exempt-interest dividends and all other tax-exempt interest received. In addition, each fund is required to report all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders.

Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. In addition, back-up withholding may apply beginning in 2007 to exempt-interest dividends paid to non-exempt shareholders for whom a certified taxpayer identification number has not been received.
Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on taxable dividends, excluding long-term capital gain distributions, received by him or her.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

               The American Funds Tax-Exempt Series I -- Page 37

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

           Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

PURCHASES RECEIVED WITHOUT INVESTMENT INSTRUCTIONS -- When purchasing shares, you should designate the fund or funds in which you wish to invest. In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is more than $5,000, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days.
Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of
The Cash Management Trust of America on the third business day after receipt of your investment.

               The American Funds Tax-Exempt Series I -- Page 38

In the case of accounts other than 529 accounts, if no fund is designated and the amount of your cash investment is $5,000 or less, your money will be invested in the same proportion and in the same fund or funds in which your last cash investment (excludes exchanges) was made, provided such investment was made within the last 16 months. If no investment was made within the last
16 months, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge in the case of Class A shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares of The Cash Management Trust of America on the third business day after receipt of your investment.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's board.

In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .    Retirement accounts that are funded with employer contributions; and

     .    Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

               The American Funds Tax-Exempt Series I -- Page 39

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the

               The American Funds Tax-Exempt Series I -- Page 40

activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     If you wish to "move" your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

     EXCHANGING CLASS B SHARES FOR CLASS A SHARES -- If you exchange Class B shares for Class A shares during the contingent deferred sales charge period you are responsible for paying applicable deferred sales charges on
     Class B shares, but you will not be required to pay a Class A sales charge.
     If you exchange your Class B shares for Class A shares after the contingent deferred sales charge period you are responsible for paying any applicable
     Class A sales charges.

     If you redeem Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase
     Class A shares; if you purchase Class A shares you are responsible for paying any applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS A SHARES -- If you exchange Class C shares for Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     EXCHANGING CLASS C SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

     EXCHANGING CLASS F SHARES FOR CLASS A SHARES -- You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if all of the following are met: (a)
     you are leaving or have left the fee-based program, (b) you have held the
     Class F shares in the program for at least one year, and (c) you notify
     American Funds Service Company of your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/ program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     EXCHANGING CLASS A SHARES FOR CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to exchange your Class A shares for Class F shares to be held in the program, any Class A sales charges
     (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

               The American Funds Tax-Exempt Series I -- Page 41

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service
     Company at 800/421-0180 for more information.

     NON-REPORTABLE TRANSACTIONS -- Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by
     American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Tax-exempt funds in general should not serve as retirement plan investments.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including

               The American Funds Tax-Exempt Series I -- Page 42

          parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)   insurance company separate accounts;

     (6)   accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)   THe Capital Group Companies, Inc., its affiliated companies and
           Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

               The American Funds Tax-Exempt Series I -- Page 43

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of
$4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment

               The American Funds Tax-Exempt Series I -- Page 44

     is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica/(R)/ accounts invested in American Funds other than the fund, which will be aggregated at the account owner level. (Class
          529-E accounts may only be aggregated with an eligible employer plan.
          For more information about CollegeAmerica and Class 529 shares, please see the prospectus of American Funds that offer Class 529 shares.)

               The American Funds Tax-Exempt Series I -- Page 45

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes, or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may

               The American Funds Tax-Exempt Series I -- Page 46

     not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B shares if your combined American Funds and applicable American Legacy holdings cause you to be eligible to purchase
     Class A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C shares if such combined holdings cause you to be eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through an automatic withdrawal plan (AWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each AWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital

               The American Funds Tax-Exempt Series I -- Page 47

          gain distributions, will be redeemed first and will count toward the
          12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest
          CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made.
          Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial
Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day

               The American Funds Tax-Exempt Series I -- Page 48

following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available if your account is held with an investment dealer.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same class at net asset value, subject to the following conditions:

(a)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(b)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

               The American Funds Tax-Exempt Series I -- Page 49

(c)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares
(up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

               The American Funds Tax-Exempt Series I -- Page 50

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, the fund's business manager and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) for American Funds money market funds upon meeting the fund's initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The trust's declaration of trust permits the trust to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the trust's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the trust may from time to time adopt.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless  you request them by contacting the Transfer Agent.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. American Funds Service
Company was paid a fee of $52,000 and $5,000 for Class A and B shares, respectively, of the Maryland Fund and $56,000 and $3,000 for Class A and B
shares, respectively, of the Virginia Fund for the 2007 fiscal year. American
Funds Service Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital Research and Management Company, as described under "Administrative services agreement."

               The American Funds Tax-Exempt Series I -- Page 51

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- PricewaterhouseCoopers LLP, 350
South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of trustees.

INDEPENDENT LEGAL COUNSEL -- Dechert LLP, 1775 I Street, NW, Washington DC
20006, serves as counsel to the trust and to the independent trustees in their capacities as such. A determination with respect to the independence of the trust's "independent legal counsel" will be made at least annually by the independent trustees of the trust, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on July 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The trust, Washington Management Corporation and Capital
Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel;
ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD (now the Financial Industry
Regulatory Authority) filed an administrative complaint against the Principal
Underwriter. The complaint alleges violations of certain NASD rules by the
Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The

               The American Funds Tax-Exempt Series I -- Page 52

complaint seeks sanctions, restitution and disgorgement. On August 30, 2006, the
NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's
National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- JULY 31, 2007

                                                  THE TAX-EXEMPT     THE TAX-EXEMPT
                                                 FUND OF MARYLAND   FUND OF VIRGINIA
-------------------------------------------------------------------------------------

Net asset value and redemption price per share
  (Net assets divided by shares outstanding).         $15.76             $16.30
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current
maximum
  sales charge) . . . . . . . . . . . . . . .         $16.37             $16.94

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

               The American Funds Tax-Exempt Series I -- Page 53

FUND NUMBERS -- Here are the fund numbers for use with our automated phone line,
American FundsLine/(R)/, or when making share transactions:

                                                FUND NUMBERS
                                -----------------------------------------------
FUND                            CLASS A  CLASS B  CLASS C  CLASS F   CLASS R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . .     02       202      302      402       2502
American Balanced Fund/(R)/ .     11       211      311      411       2511
American Mutual Fund/(R)/ . .     03       203      303      403       2503
Capital Income Builder/(R)/ .     12       212      312      412       2512
Capital World Growth and
Income Fund/SM/ . . . . . . .     33       233      333      433       2533
EuroPacific Growth Fund/(R)/      16       216      316      416       2516
Fundamental Investors/SM/ . .     10       210      310      410       2510
The Growth Fund of America/SM/    05       205      305      405       2505
The Income Fund of
America/(R)/. . . . . . . . .     06       206      306      406       2506
The Investment Company of
America/(R)/. . . . . . . . .     04       204      304      404       2504
The New Economy Fund/(R)/ . .     14       214      314      414       2514
New Perspective Fund/(R)/ . .     07       207      307      407       2507
New World Fund/SM/  . . . . .     36       236      336      436       2536
SMALLCAP World Fund/(R)/  . .     35       235      335      435       2535
Washington Mutual Investors
Fund/SM/  . . . . . . . . . .     01       201      301      401       2501
BOND FUNDS
American High-Income Municipal
Bond Fund/(R)/  . . . . . . .     40       240      340      440       2540
American High-Income Trust/SM/    21       221      321      421       2521
The Bond Fund of America/SM/      08       208      308      408       2508
Capital World Bond Fund/(R)/      31       231      331      431       2531
Intermediate Bond Fund of
America/(R)/  . . . . . . . .     23       223      323      423       2523
Limited Term Tax-Exempt Bond
Fund of America/SM/ . . . . .     43       243      343      443       2543
Short-Term Bond Fund of
America/SM/ . . . . . . . . .     48       248      348      448       2548
The Tax-Exempt Bond Fund of
America/(R)/. . . . . . . . .     19       219      319      419       2519
The Tax-Exempt Fund of
California/(R)/*. . . . . . .     20       220      320      420       2520
The Tax-Exempt Fund of
Maryland/(R)/*. . . . . . . .     24       224      324      424       2524
The Tax-Exempt Fund of
Virginia/(R)/*. . . . . . . .     25       225      325      425       2525
U.S. Government Securities
Fund/SM/. . . . . . . . . . .     22       222      322      422       2522
MONEY MARKET FUNDS
The Cash Management Trust of
America/(R)/. . . . . . . . .     09       209      309      409       2509
The Tax-Exempt Money Fund of
America/SM/ . . . . . . . . .     39       N/A      N/A      N/A       2539
The U.S. Treasury Money Fund
of America/SM/  . . . . . . .     49       N/A      N/A      N/A       2549
___________
*Qualified for sale only in certain jurisdictions.

               The American Funds Tax-Exempt Series I -- Page 54

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa
Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A
Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa
Issuers or issues rated Baa represent average creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ba
Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B
Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa
Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca
Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C
Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier
2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

               The American Funds Tax-Exempt Series I -- Page 55

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

               The American Funds Tax-Exempt Series I -- Page 56

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          DESCRIPTION OF NOTE RATINGS

MOODY'S
MUNICIPAL SHORT-TERM DEBT RATINGS

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

STANDARD & POOR'S
SHORT-TERM ISSUE CREDIT RATINGS

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

               The American Funds Tax-Exempt Series I -- Page 57

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

STANDARD & POOR'S
COMMERCIAL PAPER RATINGS (HIGHEST THREE RATINGS)

A-1
A short-term obligation rated A-1 is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated A-3 exhibits adequate protection parameters.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

               The American Funds Tax-Exempt Series I -- Page 58

The Tax-Exempt Fund of Maryland
Investment portfolio
July 31, 2007

	Principal amount	Market value
Bonds & notes — 95.32%	(000))	(000)

MARYLAND — 87.50%
State issuers — 45.14%
Community Dev. Administration, Dept. of Housing and Community Dev., Housing Rev. Bonds, GNMA Collateralized, Series 2002-B, AMT, 4.85% 2022	$2,000	$1,993
Community Dev. Administration, Dept. of Housing and Community Dev., Housing Rev. Bonds, Series 2007-A, AMT, 4.85% 2037	2,650	2,578
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 1998-B, AMT, 5.00% 2008	1,610	1,625
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 1998-B, AMT, 5.00% 2009	830	846
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2001-H, AMT, 5.20% 2022	900	909
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-F, AMT, 6.00% 2039	3,965	4,221
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-L, AMT, 4.80% 2021	1,500	1,484
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2006-P, AMT, 4.55% 2026	500	476
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series 2007-D, AMT, 4.80% 2032	1,000	971
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series D, AMT, 4.65% 2022	1,000	978
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series H, AMT, 5.00% 2027	1,000	1,006
Community Dev. Administration, Dept. of Housing and Community Dev., Residential Rev. Bonds, Series I, AMT, 6.00% 2041	1,975	2,102
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.25% 2012	1,000	1,055
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.50% 2013	1,500	1,611
Econ. Dev. Corp., Lease Rev. Bonds (Aviation Administration Facs.), Series 2003, AMT, FSA insured, 5.50% 2015	2,000	2,137
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.), Series 2002, 5.00% 2014	1,755	1,847
Econ. Dev. Corp., Lease Rev. Bonds (Dept. of Transportation Headquarters Fac.), Series 2002, 5.375% 2019	1,500	1,594
Econ. Dev. Corp., Rev. Bonds (Anne Arundel County, Golf Course System), Series 2001, 8.25% 2028 (preref. 2011)	1,940	2,226
Econ. Dev. Corp., Rev. Ref. Bonds (Chesapeake Bay Conference Center Project), Series 2006-A, 4.75% 2011	1,000	996
Econ. Dev. Corp., Student Housing Rev. Bonds (Towson University Project), Series 2007-A, 5.25% 2024	1,000	1,013
Econ. Dev. Corp., Student Housing Rev. Bonds (Towson University Project), Series 2007-A, 5.25% 2037	3,265	3,274
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, Baltimore County Project), Series 2006, XLCA insured, 5.00% 2020	600	633
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2020	1,000	1,055
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2021	1,000	1,054
Econ. Dev. Corp., Student Housing Rev. Ref. Bonds (University of Maryland, College Park Projects), Series 2006, CIFG insured, 5.00% 2026	1,000	1,045
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001, AMBAC insured, 5.25% 2011	3,355	3,527

	Principal amount	Market value
Bonds & notes	(000)	(000)

MARYLAND — State Issuers (continued)
Econ. Dev. Corp., Utility Infrastructure Rev. Bonds (University of Maryland, College Park Project), Series 2001, AMBAC insured, 5.375% 2015	$2,190	$2,310
Energy Fncg. Administration, Limited Obligation Solid Waste Disposal Rev. Bonds (Wheelabrator Water Technologies Baltimore LLC Projects), Series 1996, AMT, 6.30% 2010	2,885	2,947
G.O. Bonds, State and Local Facs., First Series Loan of 2000, Series H, 5.50% 2010	2,000	2,103
G.O. Bonds, State and Local Facs., First Series Loan of 2001, Series H, 5.50% 2011	1,000	1,060
G.O. Bonds, State and Local Facs., First Series Loan of 2003, Capital Improvement Bonds, Series A, 5.25% 2016	1,500	1,646
G.O. Bonds, State and Local Facs., Second Series Loan of 2002, Series B, 5.25% 2009	1,000	1,023
G.O. Bonds, State and Local Facs., Second Series Loan of 1999, Series X, 5.25% 2012 (preref. 2009)	2,000	2,077
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds (PUMH of Maryland, Inc. — Heron Point of Chestertown Issue), Series 1998-A, 5.75% 2019	1,500	1,515
Health and Higher Educational Facs. Auth., First Mortgage Rev. Bonds (PUMH of Maryland, Inc. — Heron Point of Chestertown Issue), Series 1998-A, 5.75% 2026	1,640	1,652
Health and Higher Educational Facs. Auth., Parking Rev. Bonds (Johns Hopkins Medical Institutions Parking Facs. Issue), Series 2001, AMBAC insured, 5.00% 2034	880	899
Health and Higher Educational Facs. Auth., Rev. Bonds (Anne Arundel Medical Center Issue), Series 1998, FSA insured, 5.125% 2028	1,000	1,019
Health and Higher Educational Facs. Auth., Rev. Bonds (Carroll Hospital Center Issue), Series 2006, 4.50% 2026	1,000	932
Health and Higher Educational Facs. Auth., Rev. Bonds (Carroll Hospital Center Issue), Series 2006, 5.00% 2036	1,000	986
Health and Higher Educational Facs. Auth., Rev. Bonds (Edenwald Issue), Series 2006-A, 5.40% 2031	1,000	1,018
Health and Higher Educational Facs. Auth., Rev. Bonds (Edenwald Issue), Series 2006-A, 5.40% 2037	2,500	2,532
Health and Higher Educational Facs. Auth., Rev. Bonds (Good Samaritan Hospital Issue), Series 1993, 5.70% 2009 (escrowed to maturity)	1,000	1,024
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue), Series 1993, 5.50% 2013 (escrowed to maturity)	1,325	1,354
Health and Higher Educational Facs. Auth., Rev. Bonds (Howard County General Hospital Issue), Series 1993, 5.50% 2021 (escrowed to maturity)	1,000	1,012
Health and Higher Educational Facs. Auth., Rev. Bonds (Kaiser Permanente), Series 1998-A, 5.375% 2015	1,000	1,026
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.00% 2012	1,000	1,038
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.00% 2014	2,450	2,558
Health and Higher Educational Facs. Auth., Rev. Bonds (LifeBridge Health Issue), Series 2004-A, 5.25% 2018	1,000	1,042
Health and Higher Educational Facs. Auth., Rev. Bonds (Medlantic/Helix Issue), Series 1998-B, AMBAC insured, 5.25% 2038	1,500	1,670
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2003-A, 6.00% 2035 (preref. 2013)	2,000	2,223
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2003-B, 5.00% 2008	1,000	1,008
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.50% 2022	1,065	1,010
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.75% 2034	3,090	2,913
Health and Higher Educational Facs. Auth., Rev. Bonds (Mercy Ridge Issue), Series 2007, 4.50% 2035	1,000	894
Health and Higher Educational Facs. Auth., Rev. Bonds (Peninsula Regional Medical Center Issue), Series 2006, 5.00% 2021	1,000	1,025
Health and Higher Educational Facs. Auth., Rev. Bonds (Peninsula Regional Medical Center Issue), Series 2006, 5.00% 2036	4,500	4,506
Health and Higher Educational Facs. Auth., Rev. Bonds (Suburban Hospital Issue), Series 2004-A, 5.00% 2008	1,500	1,516
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2000, 6.75% 2030 (preref. 2010)	2,000	2,181
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2006-A, 5.00% 2036	2,000	2,001
Health and Higher Educational Facs. Auth., Rev. Bonds (Washington Christian Academy Issue), Series 2006, 5.25% 2018	250	250
Health and Higher Educational Facs. Auth., Rev. Bonds (Washington Christian Academy Issue), Series 2006, 5.50% 2038	1,200	1,202
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A, 5.00% 2012	1,000	1,020
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue), Series 2003-A, 5.75% 2025	1,000	1,047
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 1998, 5.25% 2014	1,375	1,420
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2001-A, 5.00% 2011	1,000	1,043
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2001-A, 5.00% 2013	1,000	1,041
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Johns Hopkins University Issue), Series 2002-A, 5.00% 2032	1,000	1,027
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2013	1,000	1,038
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2015	500	541
	Principal amount	Market value
Bonds & notes	(000)	(000)

MARYLAND — State Issuers (continued)
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2016	$3,500	$3,770
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.50% 2033	1,000	1,038
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Mercy Medical Center Issue), Series 1996, FSA insured, 6.50% 2013	2,000	2,173
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Roland Park Place Issue), Series 1999, 5.50% 2014	525	525
Industrial Dev. Fncg. Auth., Econ. Dev. Rev. Bonds (Our Lady of Good Counsel High School Fac.), Series 2005-A, 6.00% 2035	1,000	1,061
Morgan State University, Academic Fees and Auxiliary Facs. Fees Rev. Bonds, Series 2003-A, FGIC insured, 5.00% 2020	1,375	1,436
Dept. of Transportation, Consolidated Transportation Bonds, Series 2002, 5.50% 2017	2,000	2,229
Dept. of Transportation, Consolidated Transportation Bonds, Series 2003, 5.25% 2014	4,000	4,344
Dept. of Transportation, Consolidated Transportation Bonds, Series 2003, 5.00% 2015	1,500	1,608
Dept. of Transportation, Consolidated Transportation Bonds, Series 2004, 5.00% 2018	1,000	1,050
Dept. of Transportation, Project Certs. of Part. (Mass Transit Administration Project), Series 2000, AMT, 5.00% 2008	1,415	1,435
Transportation Auth., Airport Parking Rev. Bonds (Baltimore/Washington International Airport Projects), Series 2002-B, AMT, AMBAC insured, 5.375% 2015	2,000	2,116
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2001-B, 4.00% 2013	1,000	1,006
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2005-A, 5.00% 2018	2,000	2,113
University System, Auxiliary Fac. and Tuition Rev. Bonds, Series 2002-A, 5.125% 2022 (preref. 2012)	2,000	2,114
		133,623

City & County Issuers — 42.36%
City of Annapolis, Econ. Dev. Rev. Bonds (St. John’s College Fac.), Series 2007-B, 5.00% 2032	2,000	2,013
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-A, 5.35% 2034	2,000	2,019
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-B, 4.75% 2034	3,000	3,006
Anne Arundel County, G.O. Bonds (Consolidated General Improvements), Ref. Series 2006, 5.00% 2017	1,590	1,706
Anne Arundel County, G.O. Bonds (Consolidated General Improvements), Series 2005, 5.00% 2016	1,500	1,605
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2018	1,165	1,231
Anne Arundel County, G.O. Bonds (Consolidated Golf Course Project), Series 2005, 5.00% 2021	1,350	1,422
Anne Arundel County, G.O. Bonds, Series 2002, 5.25% 2012	1,000	1,062
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series 1999, 7.10% 2029 (preref. 2009)	1,985	2,141
Anne Arundel County, Special Obligation Bonds (National Business Park Project), Series 2000, 7.375% 2028 (preref. 2010)	1,500	1,669
Anne Arundel County, Tax Increment Fncg. Bonds (Parole Town Center Project), Series 2002, 5.00% 2012	1,120	1,129
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2010	2,000	2,091
Baltimore County, G.O. Bonds, Consolidated Public Improvement Bonds, Series 2002, 5.25% 2015 (preref. 2012)	3,000	3,203
Baltimore County, G.O. Bonds, Metropolitan Dist. Bonds (67th Issue), 5.00% 2018 (preref. 2011)	1,500	1,581
Baltimore County, Rev. Bonds (Catholic Health Initiatives), Series 2006-A, 5.00% 2020	1,000	1,028
Baltimore County, Rev. Bonds (Catholic Health Initiatives), Series 2006-A, 4.50% 2033	700	672
Baltimore County, Rev. Bonds (Oak Crest Village, Inc. Fac.), Series 2007-A, 5.00% 2022	2,600	2,644
Baltimore County, Rev. Bonds (Oak Crest Village, Inc. Fac.), Series 2007-A, 5.00% 2037	3,000	2,952
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.25% 2018	1,000	1,080
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.25% 2019	1,000	1,078
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-A, XLCA insured, 5.00% 2032	1,250	1,301
Mayor and City Council of Baltimore, Convention Center Hotel Rev. Bonds, Series 2006-B, 5.875% 2039	2,500	2,618
Mayor and City Council of Baltimore, Convertible Rev. Ref. Bonds (Baltimore City Parking System Facs.), Series 1996-A, FGIC insured, 5.90% 2009	1,500	1,559
Mayor and City Council of Baltimore, Project and Rev. Bonds (Wastewater Projects), Series 2005-B, MBIA insured, 5.00% 2021 (preref. 2015)	1,030	1,105
Mayor and City Council of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 1994-A, FGIC insured, 5.00% 2024	410	442
Mayor and City Council of Baltimore, Project and Rev. Ref. Bonds (Water Projects), Series 2002-A, FGIC insured, 5.00% 2021	1,225	1,272
Mayor and City Council of Baltimore, Rev. Ref. Bonds (Wastewater Projects), Series 1994-A, FGIC insured, 6.00% 2015	1,500	1,644
Mayor and City Council of Brunswick, Special Obligation Bonds (Brunswick Crossing Special Taxing Dist.), Series 2006, 5.50% 2036	4,000	4,038
Calvert County, Econ. Dev. Rev. Ref. Bonds (Asbury-Solomons Island Fac.), Series 1997, MBIA insured, 5.00% 2009 (escrowed to maturity)	1,000	1,017
Carroll County, EMA Obligated Group Issue (Fairhaven and Copper Ridge), Rev. Ref. Bonds, Series 1999-A, ASSET GUARANTY insured, RADIAN insured, 5.50% 2019	1,265	1,298

	Principal amount	Market value
Bonds & notes	(000)	(000)

MARYLAND — City & County Issuers (continued)
Carroll County, G.O. Bonds, County of Commissioners of Carroll County, Consolidated Public Improvement Ref. Bonds (Delayed Delivery), Series 2003, 5.00% 2010	$ 500	$ 520
Frederick County, G.O. Public Facs. Bonds of 2000, 5.10% 2017 (preref. 2010)	1,000	1,051
Frederick County, G.O. Public Facs. Ref. Bonds of 2006, 5.25% 2021	1,000	1,113
Frederick County, Educational Facs. Rev. Bonds (Mount Saint Mary’s University), Series 2007, 4.50% 2025	1,000	925
Frederick County, Educational Facs. Rev. Bonds (Mount Saint Mary’s University), Series 2007, 5.00% 2030	2,000	1,969
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 1998, 6.625% 2025	3,000	3,064
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 5.95% 2030	1,000	1,021
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 6.25% 2030	1,436	1,466
City of Gaithersburg, Econ. Dev. Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2006-A, 5.125% 2026	1,000	1,005
City of Gaithersburg, Econ. Dev. Rev. Ref. Bonds (Asbury Maryland Obligated Group), Series 2006-A, 5.125% 2036	3,420	3,369
Harford County, Consolidated Public Improvement Bonds, Series 2005, 5.00% 2020	1,000	1,056
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014	795	841
Howard County, G.O. Consolidated Public Improvement Project and Ref. Bonds, Series 2002-A, 5.25% 2014 (preref. 2012)	205	218
City of Hyattsville, Special Obligation Bonds (University Town Center Project), Series 2004, 5.75% 2034	3,650	3,759
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2004-A, 4.65% 2030	2,670	2,640
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds,
Series 2007-A, AMT, 4.55% 2027	2,000	1,897
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds,
Series 2007-A, AMT, 4.625% 2032	765	721
Montgomery County Housing Opportunities Commission, Multi-family Housing Dev. Bonds, Series 2007-A, AMT, 4.70% 2037	1,350	1,278
Montgomery County Housing Opportunities Commission, Single-family Mortgage Rev. Bonds, Series 1998-B, 4.80% 2009	85	85
Montgomery County Housing Opportunities Commission, Single-family Mortgage Rev. Bonds, Series 1998-B, 4.90% 2010	70	71
Montgomery County, Econ. Dev. Corp., Lease Rev. Bonds (Town Square Parking Garage Project), Series 2002-A, 3.25% 2011	1,000	975
Montgomery County, Econ. Dev. Rev. Bonds (Trinity Health Credit Group), Series 2001, 5.50% 2016	1,000	1,056
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2000-A, 5.30% 2013 (preref. 2010)	1,000	1,046
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2011	1,000	1,034
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 4.75% 2012	1,000	1,041
Montgomery County, G.O. Consolidated Public Improvement Bonds, Series 2001-A, 5.25% 2015	2,000	2,121
Montgomery County, Solid Waste Disposal System Rev. Ref. Bonds, Series 2003-A, AMBAC insured, 5.00% 2013	1,000	1,060
Montgomery County, Special Obligation Bonds (Kingsview Village Center Dev. Dist.), Series 1999, 6.90% 2021	2,145	2,266
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Series 2002-A, RADIAN insured, 5.375% 2020	750	780
Montgomery County, Special Obligation Bonds (West Germantown Dev. Dist.), Series 2004-A, RADIAN insured, 6.70% 2027	1,660	1,843
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT, AMBAC insured, 5.50% 2010	2,500	2,600
Northeast Maryland Waste Disposal Auth., Solid Waste Rev. Ref. Bonds (Montgomery County Solid Waste Disposal System), Series 2003, AMT, AMBAC insured, 5.50% 2016	1,000	1,062
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized — Langley Gardens Apartments Project), Series 1997-A, AMT, 5.60% 2017	1,130	1,159
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized — Windsor Crossing Apartments Project), Series 2002-A, AMT, 3.90% 2012	360	353
Housing Auth. of Prince George’s County, Mortgage Rev. Bonds (GNMA Collateralized — Windsor Crossing Apartments Project), Series 2002-A, AMT, 5.00% 2023	1,000	1,003
Industrial Dev. Auth. of Prince George’s County, Rev. Ref. Lease Bonds (Upper Marlboro Justice Center Project), Series 2003-A, MBIA insured, 5.00% 2014	1,500	1,587
Prince George’s County, Special Obligation Bonds (National Harbor Project), Series 2004, 4.70% 2015	1,900	1,886
Prince George’s County, Special Obligation Bonds (National Harbor Project), Series 2004, 5.20% 2034	4,000	3,968
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.50% 2017	725	703
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.60% 2021	1,660	1,600
Prince George’s County, Special Obligation Bonds (Woodview Village Infrastructure Improvements), Series 1997-A, 4.70% 2026	1,545	1,487
Prince George’s County, Special Obligation Ref. Bonds (Woodview Village Phase II Infrastructure Improvements), Series 2006, RADIAN insured, 5.00% 2026	1,000	1,014
Prince George’s County, Special Tax Dist. Bonds (Victoria Falls Project), Series 2005, 5.25% 2035	3,700	3,706
	Principal amount	Market value
Bonds & notes	(000)	(000)

MARYLAND — City & County Issuers (continued)
City of Salisbury, Special Obligation Bonds (Villages at Aydelotte Farm Project), Series 2007, 5.25% 2037	$1,775	$ 1,732
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Ref. Bonds of 1997, 5.75% 2017	1,510	1,720
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Water Supply Bonds of 2005, 5.00% 2019	1,000	1,062
Washington Suburban Sanitary Dist., Montgomery and Prince George’s Counties, G.O. Ref. Bonds of 2001, 4.50% 2015 (preref. 2011)	3,000	3,080
Westminster, Educational Facs. Rev. Bonds (McDaniel College, Inc.), Series 2006, 4.50% 2036	3,000	2,736
		125,375

DISTRICT OF COLUMBIA — 0.51%
Washington Metropolitan Area Transit Auth., Gross Transit Rev. Ref. Bonds, Series 1993, FGIC insured, 6.00% 2008	1,480	1,511

PUERTO RICO — 6.08%
Electric Power Auth., Power Rev. Ref. Bonds (Forward Delivery), Series QQ, XLCA insured, 5.50% 2015	1,000	1,105
Electric Power Auth., Power Rev. Ref. Bonds, Series UU, FSA insured, 4.111% 2029[1]	1,500	1,491
Electric Power Auth., Rev. Ref. Bonds, Series GG, FSA insured, 4.75% 2021	1,020	1,041
Electric Power Auth., Rev. Ref. Bonds, Series KK, XLCA insured, 5.00% 2011	1,000	1,044
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, FSA insured, 5.00% 2026 (put 2010)	500	517
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)	4,500	4,770
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026 (escrowed to maturity)	45	54
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2001-E, 6.00% 2026	455	550
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)	3,755	3,980
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	2,500	2,642
Sales Tax Fncg. Corp., Sales Tax Rev. Bonds, Series 2007-A, FGIC insured, 0% 2040	4,000	815
		18,009

VIRGIN ISLANDS — 1.23%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2009	1,500	1,534
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2010	1,000	1,021
Public Fin. Auth., Rev. Bonds (Gross Receipts Taxes Loan Note), Series 2003-A, FSA insured, 5.25% 2017	1,000	1,074
		3,629

Total bonds & notes (cost: $280,192,000)		282,147

Short-term securities — 4.08%

Community Dev. Administration, Maryland Dept. of Housing and Community Dev., Multi-family Dev. Rev. Bonds (Barrington Apartments Project), Series 2003-A, AMT, 3.63% 2037[1]	2,500	2,500
Health and Higher Educational Facs. Auth., Rev. Bonds (University of Maryland Medical System Issue), Series 2004-A, AMBAC insured, 3.61% 2023[1]	1,800	1,800
Maryland Health and Higher Educational Facs. Auth., Rev. Bonds, University of Maryland Medical System Issue, Series 2006-E, 3.60% 2041[1]	1,700	1,700
Maryland Health and Higher Educational Facs. Auth., Pooled Loan Program Rev. Bonds, Series 1994-D, 3.60% 2029[1]	2,180	2,180
Maryland Econ. Dev. Corp., Multi-Modal Rev. Bonds (United States Pharmacopeial Project), Series 2004-A, AMBAC insured, 3.67% 2034[1]	2,000	2,000
Maryland Econ. Dev. Corp., Rev. Bonds (Federation of American Societies for Experimental Biology Project), Series 2002-A, 3.70% 2030[1]	600	600
Montgomery County, Maryland, Consolidated Public Improvement Bond Anticipation Notes, Series 2006-A, 3.67% 2026[1,2]	1,300	1,300

Total short-term securities (cost: $12,080,000)		12,080

Total investment securities (cost: $292,272,000)		294,227
Other assets less liabilities		1,788

Net assets		$296,015

[1] Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
[2] This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax Exempt Commercial Paper

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

Financial statements

Statement of assets and liabilities at July 31, 2007
(dollars and shares in thousands, except per-share amounts)
Assets:
Investment securities at market (cost: $292,272)			$294,227
Cash			34
Receivables for:
Sales of Fund’s shares	$833
Interest	2,874		3,707
			297,968
Liabilities:
Payables for:
Purchases of investments	1,000
Repurchases of Fund’s shares	368
Dividends on Fund’s shares	313
Management services	82
Services provided by affiliates	178
Deferred trustees’ compensation	12
Other	—	*	1,953
Net assets at July 31, 2007			$296,015

Net assets consist of:
Capital paid in on shares of beneficial interest			$293,984
Undistributed net investment income			125
Accumulated net realized loss			(49)
Net unrealized appreciation			1,955
Net assets at July 31, 2007			$296,015

Shares of beneficial interest issued and outstanding (unlimited shares authorized): 18,785 total shares outstanding
	Net assets	Shares outstanding	Net asset value per share†
Class A	$232,801	14,773	$15.76
Class B	15,781	1,001	15.76
Class C	27,505	1,746	15.76
Class F	14,473	919	15.76
Class R-5	5,455	346	15.76

* Amount less than one thousand.
† Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.37.

See Notes to Financial Statements

Statement of operations for the year ended July 31, 2007
(dollars in thousands)
Investment income:
Income:
Interest		$12,714
Fees and expenses*:
Investment advisory services	$570
Business management services	449
Distribution services	1,009
Transfer agent services	57
Administrative services	40
Reports to shareholders	35
Registration statement and prospectus	15
Postage, stationery and supplies	8
Trustees’ compensation	26
Auditing and legal	55
Custodian	1
Federal income taxes	1
Other state and local taxes	— †
Other	15
Total fees and expenses before waivers	2,281
Less waivers of fees and expenses:
Investment advisory services	57
Business management services	45
Total fees and expenses after waivers		2,179
Net investment income		10,535

Net realized gain and unrealized depreciation on investments
Net realized gain on investments		100
Net unrealized depreciation on investments		(2,654)
Net realized gain and unrealized depreciation on investments		(2,554)
Net increase in net assets resulting from operations		$7,981

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements. † Amount less than one thousand.

Statements of changes in net assets
(dollars in thousands)

	Year ended July 31,
	2007	2006
Operations:
Net investment income	$10,535	$8,608
Net realized gain on investments	100	54
Net unrealized depreciation on investments	(2,654)	(3,770)
Net increase in net assets resulting from operations	7,981	4,892

Dividends paid or accrued to shareholders from net investment income	(10,509)	(8,627)

Net capital share transactions	45,694	34,351

Total increase in net assets	43,166	30,616

Net assets:
Beginning of year	252,849	222,233
End of year (including undistributed net investment income: $125 and $153, respectively)	$296,015	$252,849

See Notes to Financial Statements

The Tax-Exempt Fund of Virginia
Investment portfolio
July 31, 2007

	Principal amount	Market value
Bonds & notes — 96.46%	(000)	(000)

VIRGINIA — 85.10%
State Issuers — 31.32%
College Building Auth., Educational Facs. Rev. Bonds (21st Century College Program), Series 1998, 5.00% 2017 (preref. 2007)	$1,000	$1,010
College Building Auth., Educational Facs. Rev. Bonds (Public Higher Education Fncg. Program), Series 2002-A, 5.00% 2011	1,530	1,600
College Building Auth., Educational Facs. Rev. Bonds (Regent University Project), Series 2006, 5.00% 2026	4,000	4,020
College Building Auth., Educational Facs. Rev. Bonds (Regent University Project), Series 2006, 5.00% 2029	1,000	1,002
College Building Auth., Educational Facs. Rev. Bonds (Roanoke College), Series 2007, 5.00% 2023	1,000	1,042
College Building Auth., Educational Facs. Rev. Bonds (Roanoke College), Series 2007, 5.00% 2033	1,375	1,420
College Building Auth., Educational Facs. Rev. Bonds (University of Richmond Project), Series 2002-A, 5.00% 2032 (put 2009)	2,500	2,543
College Building Auth., Educational Facs. Rev. Bonds (Washington and Lee University Project), Series 2001, 5.375% 2021	1,000	1,116
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampden-Sydney College Project), Series 1998, MBIA insured, 5.00% 2016	500	511
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00% 2013	1,000	1,053
College Building Auth., Educational Facs. Rev. Ref. Bonds (Hampton University Project), Series 2003, 5.00% 2014	1,815	1,920
Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Series 2000, 5.50% 2010	1,300	1,367
Commonwealth Transportation Board, Transportation Rev. Bonds (U.S. Route 58 Corridor Dev. Program), Series 1999-B, 5.50% 2013 (preref. 2009)	4,750	4,941
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.55% 2010	1,000	1,016
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2001-J-1, MBIA insured, 4.65% 2011	1,000	1,026
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2004-A-1, AMT, 4.00% 2015	1,300	1,262
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-A, Subseries A-1, AMT, 4.90% 2020	3,200	3,226
Housing Dev. Auth., Commonwealth Mortgage Bonds, Series 2007-B, AMT, 4.75% 2032	2,000	1,931
Housing Dev. Auth., Multi-family Housing Bonds, Series 1996-B, 5.95% 2016	710	726
Housing Dev. Auth., Multi-family Housing Bonds, Series 1997-B, AMT, 5.80% 2010	1,185	1,202
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.60% 2009	1,320	1,336
Housing Dev. Auth., Multi-family Housing Bonds, Series 1998-I, AMT, 4.70% 2010	1,240	1,262
Housing Dev. Auth., Rental Housing Bonds, Series 2001-K, AMT, 5.00% 2017	825	839
Housing Dev. Auth., Rental Housing Bonds, Series 2006-B, AMT, 4.55% 2023	1,260	1,216
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express Project), Series 1998, FSA insured, 5.375% 2011	1,000	1,033
Northern Virginia Transportation Dist. Commission, Commuter Rail Rev. Ref. Bonds (Virginia Railway Express Project), Series 1998, FSA insured, 5.375% 2014	1,000	1,033
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998, 5.00% 2008	1,200	1,214
Peninsula Ports Auth., Health System Rev. Ref. Bonds (Riverside Health System Project), Series 1998, 5.00% 2009	1,100	1,120
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2012	1,000	1,044
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2002, AMT, 5.00% 2013	3,700	3,877
Port Auth., Commonwealth Port Fund Rev. Bonds (2002 Resolution), Series 2006, AMT, FSA insured, 5.50% 2015	2,885	3,137
Port Auth., Port Facs. Rev. Bonds, Series 2006, AMT, FGIC insured, 4.75% 2031	1,000	992
Port Auth., Port Facs. Rev. Ref. Bonds, Series 2007, AMT, FSA insured, 5.00% 2027	1,000	1,027
Public Building Auth., Public Facs. Rev. Bonds, Series 1998-B, 5.00% 2010 (preref. 2008)	1,000	1,013
Public Building Auth., Public Facs. Rev. Bonds, Series 2000-A, 5.75% 2016 (preref. 2010)	1,000	1,057
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2015	1,000	1,071
Public Building Auth., Public Facs. Rev. Ref. Bonds, Series 2005-A, 5.00% 2017	2,680	2,853

	Principal amount	Market value
Bonds & notes	(000)	(000)

VIRGINIA — State Issuers (continued)
Public School Auth., School Fncg. Bonds (1997 Resolution), Ref. Series 2005-A, 5.25% 2017	$1,000	$1,098
Public School Auth., School Fncg. Bonds (1997 Resolution), Ref. Series 2005-B, 5.25% 2017	1,000	1,099
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-A, 5.25% 2007	2,000	2,000
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009	2,880	2,924
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-A, 5.00% 2014	1,000	1,050
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2002-B, 4.00% 2009	1,500	1,508
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2005-D, 5.00% 2018	2,000	2,116
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 1998-B, 4.50% 2009 (preref. 2008)	120	122
Resources Auth., Clean Water State Revolving Fund Rev. Bonds, Series 2000, 5.25% 2015 (preref. 2010)	1,000	1,045
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2006-A, 5.00% 2017	2,105	2,259
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2002-A, 5.25% 2014	1,460	1,542
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2003, 5.00% 2020	2,000	2,091
Resources Auth., Infrastructure Rev. Bonds (Pooled Loan Bond Program), Series 2003-B, AMT, MBIA insured, 5.00% 2016	1,000	1,043
Small Business Fncg. Auth., Educational Facs. Rev. Ref. Bonds (Mary Baldwin College), Series 2005, 4.75% 2017	1,485	1,468
Small Business Fin. Auth., Hospital Rev. Bonds (Wellmont Health System Project), Series 2007-A, 5.25% 2027	2,050	2,096
Southeastern Public Service Auth., Rev. Ref. Bonds, Series 1998, AMBAC insured, 5.00% 2015	4,825	5,115
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.25% 2019 (preref. 2012)	2,000	2,080
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2005, 5.50% 2026 (preref. 2015)	3,000	3,252
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2016	1,000	1,053
Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-B, 5.00% 2017	1,480	1,558
Western Virginia Regional Jail Auth., Regional Jail Fac. Rev. Bonds, Series 2007, MBIA insured, 4.75% 2024	2,200	2,260
		97,837

CITY & COUNTY ISSUERS — 53.78%
Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. Ref. Bonds (Johnston Memorial Hospital), Series 1998, 5.00% 2008	1,015	1,024
Industrial Dev. Auth. of the Town of Abingdon, Hospital Fac. Rev. Ref. Bonds (Johnston Memorial Hospital), Series 1998, 5.00% 2009	1,020	1,037
Industrial Dev. Auth. of Albemarle County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of the Blue Ridge), Series 2005, 5.25% 2032	2,000	2,009
Industrial Dev. Auth. of Albemarle County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of the Blue Ridge), Series 2007, 5.00% 2031	1,000	976
Industrial Dev. Auth. of the Town of Amherst, Educational Facs. Rev. Ref. Bonds (Sweet Briar College), Series 2006, 5.00% 2026	1,000	1,005
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2011	1,000	1,080
Arlington County, G.O. Ref. Bonds, Series 1993, 6.00% 2012	1,000	1,098
Industrial Dev. Auth. of Arlington County, Alexandria/Arlington Waste-to-Energy Fac. Resource Recovery Rev. Bonds (Ogden Martin Systems of Alexandria/Arlington Inc. Project), Series 1998-B, AMT, FSA insured, 5.375% 2012	2,785	2,845
Industrial Dev. Auth. of the County of Charles City, Solid Waste Disposal Fac. Rev. Ref. Bonds (USA Waste of Virginia, Inc. Project), Series 1999, AMT, 4.875% 2009	3,100	3,111
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2009	1,300	1,351
City of Chesapeake, G.O. Public Improvement and Ref. Bonds, Series 2001, 5.50% 2011	1,500	1,602
City of Chesapeake, G.O. Ref. Bonds, Series 1993, 5.40% 2008	1,000	1,022
City of Chesapeake, G.O. School Ref. Bonds, Series 2003, 5.00% 2013	1,500	1,590
Chesterfield County, Water and Sewer Rev. Ref. Bonds, Series 1992, 6.375% 2009	330	331
City of Fairfax, G.O. School Bonds, Series 2004, 5.00% 2027	1,640	1,714
City of Fairfax Econ. Dev. Auth., Public Fac. Lease Rev. Bonds (City of Fairfax Public Improvement Projects), Series 2005, 5.00% 2024	3,000	3,130
Fairfax County Econ. Dev. Auth., Fairfax County Facs. Rev. Bonds (School Board Central Administration Building Project Phase I), Series 2005-A, 5.00% 2028	2,615	2,710
Fairfax County Econ. Dev. Auth., Lease Rev. Bonds (Joint Public Uses Complex Project), Series 2006, 5.00% 2024	3,795	3,983
Fairfax County Econ. Dev. Auth., Residential Care Facs. Mortgage Rev. Bonds (Goodwin House Incorporated), Series 2007, 5.00% 2027	1,000	998
Fairfax County Econ. Dev. Auth., Residential Care Facs. Mortgage Rev. Bonds (Goodwin House Incorporated), Series 2007, 5.125% 2037	2,000	1,988
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999-A, 6.75% 2012 (preref. 2009)	500	538
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.), Series 1999-A, 7.50% 2029 (preref. 2009)	2,500	2,726

	Principal amount	Market value
Bonds & notes	(000)	(000)

VIRGINIA — City & County Issuers (continued)
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Ref. Bonds (Greenspring Village, Inc. Fac.), Series 2006-A, 4.75% 2026	$2,500	$2,380
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Ref. Bonds (Greenspring Village, Inc. Fac.), Series 2006-A, 4.875% 2036	3,000	2,856
Fairfax County Industrial Dev. Auth., Health Care Rev. Ref. Bonds (Inova Health Systems Project), Series 1998-A, 5.00% 2011	1,500	1,520
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.00% 2007	750	750
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.00% 2011	1,000	1,041
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, 5.25% 2019	2,500	2,676
Fairfax County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Inova Health System Hospitals Project), Series 1993-A, FSA insured, 5.25% 2019	1,000	1,083
Fairfax County Redev. and Housing Auth., Multi-family Housing Rev. Bonds (FHA-Insured Mortgage — Cedar Ridge Project), Series 2007, AMT, 4.75% 2038	3,775	3,602
Fairfax County Redev. and Housing Auth., Multi-family Housing Rev. Bonds (Grand View Apartments Project), Series 1998-A, 5.05% 2010	615	627
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 1997, 5.00% 2021	1,000	1,085
Fairfax County Water Auth., Water Rev. Ref. Bonds, Series 2005-B, 5.25% 2019	1,000	1,103
City of Fredericksburg, Rev. Bonds (MediCorp Health System Obligated Group), Series 2002-B, 5.25% 2027	1,500	1,524
Econ. Dev. Auth. of the City of Fredericksburg, Hospital Facs. Rev. and Ref. Bonds (MediCorp Health System Obligated Group), Series 2007, 5.00% 2015	1,500	1,557
Econ. Dev. Auth. of the City of Fredericksburg, Hospital Facs. Rev. and Ref. Bonds (MediCorp Health System Obligated Group), Series 2007, 5.25% 2021	2,000	2,110
Econ. Dev. Auth. of Stafford County, Hospital Facs. Rev. Bonds (MediCorp Health System Obligated Group), Series 2006, 5.25% 2025	1,000	1,030
H2O Community Dev. Auth., Special Assessment Bonds, Series 2007, 5.20% 2037	3,440	3,356
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2014	1,000	1,064
City of Hampton, Convention Center Rev. Bonds, Series 2002, AMBAC insured, 5.25% 2015	1,500	1,593
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2013	2,240	2,366
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 1998, 5.00% 2014	1,000	1,063
City of Hampton, G.O. Public Improvement Ref. Bonds, Series 2000, 5.25% 2011	1,000	1,046
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 4.00% 2009	500	501
City of Hampton, Museum Rev. Ref. Bonds, Series 2004, 5.00% 2012	1,220	1,266
City of Hampton, Public Improvement Bonds, Series 2005-A, FGIC insured, 5.00% 2022	1,640	1,729
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.50% 2010	1,375	1,475
Industrial Dev. Auth. of County of Hanover, Hospital Rev. Bonds (Memorial Regional Medical Center Project at Hanover Medical Park), Series 1995, MBIA insured, 6.375% 2018	1,500	1,720
Industrial Dev. Auth. of the City of Harrisonburg, Hospital Facs. Rev. Bonds (Rockingham Memorial Hospital), Series 2006, AMBAC insured, 4.00% 2018	1,170	1,128
Econ. Dev. Auth. of Henrico County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster Canterbury of Richmond), Series 2006, 5.00% 2027	1,000	988
Econ. Dev. Auth. of Henrico County, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster Canterbury of Richmond), Series 2006, 5.00% 2035	1,850	1,791
Henrico County, Water and Sewer System Rev. Bonds, Series 2006-A, 5.00% 2025	2,945	3,095
Henrico County, Water and Sewer System Rev. Ref. Bonds, Series 2002, 4.625% 2013	580	603
Industrial Dev. Auth. of the County of Henrico, Solid Waste Disposal Rev. Bonds (Browning-Ferris Industries of South Atlantic, Inc. Project), Series 1996-A, AMT, 5.45% 2014	1,000	1,005
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds, Series 1999-A, 6.85% 2019	250	253
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds, Series 1999-B, 7.00% 2029	438	459
Econ. Dev. Auth. of James City County, Lease Rev. Bonds (Public Fac. Projects), Series 2006, FSA insured, 5.00% 2021	1,000	1,061
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds (Williamsburg Landing, Inc.), Series 2005, 5.35% 2026	2,250	2,264
Econ. Dev. Auth. of James City County, Residential Care Fac. First Mortgage Rev. and Ref. Bonds (Williamsburg Landing, Inc.), Series 2005, 5.50% 2034	750	757

	Principal amount	Market value
Bonds & notes	(000)	(000)

VIRGINIA — City & County Issuers (continued)
Community Dev. Auth. of Loudoun County, Special Assessment Bonds (Dulles Town Center Project), Series 1998, 6.25% 2026	$2,455	$2,525
Industrial Dev. Auth. of Loudoun County, Residential Care Fac. Rev. Ref. Bonds, (Falcons Landing Project), Series 2004-A, 6.00% 2024	2,000	2,110
Loudoun County Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2000, FSA insured, 5.00% 2014 (preref. 2011)	1,185	1,242
Loudoun County Sanitation Auth., Water and Sewer System Rev. Bonds, Series 2007, 5.00% 2021	500	531
Loudoun County, G.O. Public Improvement and Ref. Bonds, Series 2002-A, 5.00% 2012	1,795	1,891
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.00% 2012 (preref. 2010)	1,000	1,039
Loudoun County, G.O. Public Improvement Bonds, Series 2001-B, 5.25% 2015 (preref. 2011)	500	528
Industrial Dev. Auth. of the City of Lynchburg, Residential Care Fac. Mortgage Rev. Ref. Bonds (Westminster-Canterbury of Lynchburg), Series 2007, 5.00% 2031	500	483
City of Manassas, G.O. Bonds, Series 1997-A, 5.00% 2013 (preref. 2008)	500	513
New Port Community Dev. Auth., Special Assessment Bonds, Series 2006, 5.50% 2026	2,325	2,384
New Port Community Dev. Auth., Special Assessment Bonds, Series 2006, 5.60% 2036	2,000	2,046
City of Newport News, G.O. General Improvement Bonds, Series 2004-A, 5.00% 2020	1,000	1,052
City of Newport News, G.O. General Improvement Ref. Bonds, Series 2003-A, 5.00% 2010	1,000	1,033
City of Newport News, G.O. General Improvement Ref. Bonds, Series 2007-B, 5.25% 2022	1,805	2,004
Econ. Dev. Auth. of the City of Newport News, Econ. Dev. Rev. Bonds, Series 2006, 5.00% 2023	1,110	1,171
Econ. Dev. Auth. of the City of Newport News, Econ. Dev. Rev. Bonds, Series 2006, 5.00% 2024	1,085	1,143
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2014	1,485	1,550
Norfolk Airport Auth., Airport Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.375% 2015	1,565	1,629
Econ. Dev. Auth. of the County of Powhatan, Lease Rev. Bonds (Virginia Capital Projects), Series 2007, AMBAC insured, 5.00% 2020	1,110	1,176
County of Prince William, Industrial Dev. Auth., Hospital Fac. Rev. Bonds (Potomac Hospital Corp. of Prince William), Series 2003, 5.00% 2013	1,000	1,038
Prince William County Service Auth., Water and Sewer System Rev. Ref. Bonds, Series 2003, 5.00% 2019	1,635	1,726
Prince William County Virginia Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026	2,227	2,321
Reynolds Crossing Community Dev. Auth. (Henrico County), Special Assessment Rev. Bonds (Reynolds Crossing Project), Series 2007, 5.10% 2021	2,000	1,996
City of Richmond, Public Utility Rev. and Ref. Bonds, Series 2007-A, FSA insured, 4.50% 2022	500	503
City of Richmond, Public Utility Rev. and Ref. Bonds, Series 2007-A, FSA insured, 4.50% 2026	1,000	996
City of Richmond, Public Utility Rev. and Ref. Bonds, Series 2007-A, FSA insured, 4.50% 2033	1,500	1,465
City of Richmond, G.O. Public Improvement Ref. Bonds, Series 2001, FGIC insured, 5.375% 2015 (preref. 2011)	1,000	1,067
City of Richmond, Public Utility Rev. Ref. Bonds, Series 1998-A, 5.25% 2009 (preref. 2008)	1,500	1,525
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 1998, FGIC insured, 5.25% 2012	1,000	1,065
Richmond Metropolitan Auth., Expressway Rev. and Ref. Bonds, Series 2002, FGIC insured, 5.25% 2017	1,120	1,227
Riverside Regional Jail Auth., Jail Fac. Rev. Bonds, Series 2003, MBIA insured, 5.00% 2015	1,000	1,061
Industrial Dev. Auth. of the City of Roanoke, Hospital Rev. Bonds (Carilion Health System Obligated Group), Series 2002-A, MBIA insured, 5.50% 2015	3,500	3,717
City of Salem, G.O. Public Improvement Ref. Bonds, Series 2007-A, 4.50% 2027	1,050	1,043
City of Suffolk, G.O. Public Improvement and Ref. Bonds, Series 2007, MBIA insured, 4.50% 2028	1,000	989
City of Virginia Beach Dev. Auth., Health Care Facs. Rev. Ref. Bonds (Sentara Health System), Series 1998, 5.25% 2011	1,000	1,025
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured, 5.125% 2018	2,200	2,350
City of Virginia Beach Dev. Auth., Hospital Rev. Bonds (Virginia Beach General Hospital Project), Series 1993, AMBAC insured, 6.00% 2011	1,000	1,068
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A, 5.00% 2021	2,000	2,076
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds (Town Center Project Phase I), Series 2002-A, 5.375% 2017	1,500	1,590
City of Virginia Beach Dev. Auth., Public Fac. Rev. Bonds, Series 2007-A, 5.00% 2020	1,000	1,065
City of Virginia Beach, G.O. Public Improvement and Ref. Bonds, Series 2002, 5.00% 2015 (preref. 2012)	1,500	1,575
City of Virginia Beach, G.O. Public Improvement and Ref. Bonds, Series 2002, 5.00% 2016 (preref. 2012)	1,500	1,575
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2012 (preref. 2011)	2,425	2,552
City of Virginia Beach, G.O. Public Improvement Bonds, Series 2001, 5.00% 2013 (preref. 2011)	2,425	2,552
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2004-B, 5.00% 2016	1,350	1,452
City of Virginia Beach, G.O. Public Improvement Ref. Bonds, Series 2004-B, 5.00% 2017	1,000	1,077
Westmoreland County Industrial Dev. Auth., Lease Rev. Bonds (Northumberland County School Project), Series 2006, MBIA insured, 5.00% 2022	1,215	1,281
Westmoreland County Industrial Dev. Auth., Lease Rev. Bonds (Northumberland County School Project), Series 2006, MBIA insured, 5.00% 2023	1,275	1,341

	Principal amount	Market value
Bonds & notes	(000)	(000)

VIRGINIA — City & County Issuers (continued)
Industrial Dev. Auth. of the City of Winchester, Hospital Rev. Bonds (Valley Health System Obligated Group), Series 2007, 5.00% 2026	$1,250	$ 1,270
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 4.875% 2019	1,005	995
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 5.20% 2027	1,000	989
Industrial Dev. Auth. of the City of Winchester, Residential Care Fac. Rev. Bonds (Westminster-Canterbury of Winchester, Inc.), Series 2005-A, 5.30% 2035	1,000	986
		168,003

DISTRICT OF COLUMBIA — 4.94%
Metropolitan Washington Airports Auth., Airport System Rev. and Ref. Bonds, Series 1998-B, AMT, MBIA insured, 5.25% 2010	1,000	1,025
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2001-A, AMT, MBIA insured, 5.50% 2014	1,000	1,059
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2005-A, AMT, MBIA insured, 5.25% 2017	1,000	1,064
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2006-A, AMT, FSA insured, 5.00% 2032	1,000	1,020
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2013	1,000	1,059
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2014	1,000	1,057
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2002-D, AMT, FSA insured, 5.375% 2016	1,995	2,097
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2003-A, AMT, FGIC insured, 5.00% 2008	1,000	1,014
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-C-1, AMT, FSA insured, 5.00% 2008	500	507
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured, 5.25% 2012	1,000	1,057
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2004-D, AMT, MBIA insured, 5.00% 2019	1,000	1,034
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2005-D, AMBAC insured, 5.00% 2021	2,155	2,260
Metropolitan Washington Airports Auth., Airport System Rev. Ref. Bonds, Series 2006-C, FGIC insured, 5.00% 2025	1,130	1,182
		15,435

PUERTO RICO — 5.35%
Electric Power Auth., Power Rev. Ref. Bonds (Forward Delivery), Series QQ, XLCA insured, 5.50% 2015	1,000	1,105
Electric Power Auth., Power Rev. Ref. Bonds, Series UU, FSA insured, 4.111% 2029[1]	2,500	2,485
Government Dev. Bank for Puerto Rico, Series 2006-B, 5.00% 2015	1,000	1,053
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series AA, AMBAC insured, 5.00% 2035 (put 2010)	1,150	1,189
Highways and Transportation Auth., Highway Rev. Ref. Bonds, Series CC, 5.50% 2030	1,200	1,340
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2027 (preref. 2012)	1,040	1,102
Public Buildings Auth., Government Facs. Rev. Ref. Bonds, Series C, 5.50% 2014	1,000	1,077
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, AMBAC insured, 5.25% 2030 (put 2012)	1,000	1,057
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, FGIC insured, 5.25% 2031 (put 2012)	3,000	3,170
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, MBIA insured, 5.25% 2029 (put 2012)	2,000	2,114
Public Improvement G.O. Ref. Bonds, Series 2004-A, 5.00% 2030 (put 2012)	1,000	1,033
		16,725

VIRGIN ISLANDS — 1.07%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-A, 5.20% 2009	1,000	1,022
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Series 1998-C, 5.50% 2007	1,000	1,003
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Series 2004-A, 5.25% 2017	750	787
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Series 2004-A, 5.25% 2018	500	524
		3,336

Total bonds & notes (cost: $298,071,000)		301,336

	Principal amount	Market value
Short-term securities — 3.73%	(000)	(000)

Industrial Dev. Auth. of Loudoun County, Virginia, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute Issue), Series 2003-C, 3.72% 2038[1]	$ 300	$ 300
Industrial Dev. Auth. of Loudoun County, Virginia, Multi-Modal Rev. Bonds (Howard Hughes Medical Institute Issue), Series 2003-E, 3.65% 2038[1]	2,515	2,515
Industrial Dev. Auth. of the City of Richmond, Virginia, Educational Facs. Rev. Bonds (Church Schools in the Diocese of Virginia), Series 2001, 3.70% 2031[1,2]	2,800	2,800
Industrial Dev. Auth. of the City of Roanoke, Virginia, Hospital Rev. Bonds (Carilion Health System Obligated Group), Series 2005-C-1, FSA insured, 3.70% 2027[1,2]	650	650
State of Virginia, Industrial Dev. Auth. of the City of Alexandria, Demand Rev. Ref. Bonds (Goodwin House), Series 2005, 3.65% 2035[1]	380	380
State of Virginia, Rector and Visitors of the University of Virginia, General Rev. Pledge Bonds, Series 2003-A, 3.60% 2034[1]	700	700
Virginia College Building Auth., Educational Facs. Rev. Bonds (21st Century College and Equipment Programs), Series 2006-B, 3.74% 2026[1]	1,700	1,700
Virginia Small Business Fncg. Auth., Tax-Exempt Rev. and Ref. Bonds (Children’s Hospital of The King’s Daughters, Incorporated Project), Series 2006, 3.61% 2036[1]	2600	2,600

Total short-term securities (cost: $11,645,000)		11,645

Total investment securities (cost: $309,716,000)		312,981
Other assets less liabilities		(583)

Net assets		$312,398

[1] Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
[2] This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax Exempt Commercial Paper

Financial statements

Statement of assets and liabilities at July 31, 2007
(dollars and shares in thousands, except per-share amounts)
Assets:
Investment securities at market (cost: $309,716)			$312,981
Cash			93
Receivables for:
Sales of Fund’s shares	$294
Interest	3,665		3,959
			317,033
Liabilities:
Payables for:
Purchases of investments	3,200
Repurchases of Fund’s shares	846
Dividends on Fund’s shares	323
Management services	86
Services provided by affiliates	168
Deferred trustees’ compensation	12
Other	—	*	4,635
Net assets at July 31, 2007			$312,398

Net assets consist of:
Capital paid in on shares of beneficial interest			$308,945
Undistributed net investment income			237
Accumulated net realized loss			(49)
Net unrealized appreciation			3,265
Net assets at July 31, 2007			$312,398

Shares of beneficial interest issued and outstanding (unlimited shares authorized): 19,171 total shares outstanding
	Net assets	Shares outstanding	Net asset value per share†
Class A	$263,454	16,168	$16.30
Class B	12,310	755	16.30
Class C	16,889	1,036	16.30
Class F	17,388	1,067	16.30
Class R-5	2,357	145	16.30

* Amount less than one thousand.
† Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offeringprice per share was $16.94.

See Notes to Financial Statements

Statement of operations for the year ended July 31, 2007
(dollars in thousands)
Investment income:
Income:
Interest		$12,948
Fees and expenses*:
Investment advisory services	$592
Business management services	465
Distribution services	940
Transfer agent services	59
Administrative services	31
Reports to shareholders	42
Registration statement and prospectus	11
Postage, stationery and supplies	9
Trustees’ compensation	26
Auditing and legal	55
Custodian	2
State and local taxes	—†
Other	15
Total fees and expenses before waivers	2,247
Less waivers of fees and expenses:
Investment advisory services	59
Business management services	47
Total fees and expenses after waivers		2,141
Net investment income		10,807

Net realized gain and unrealized depreciation on investments
Net realized gain on investments		8
Net unrealized depreciation on investments		(1,505)
Net realized gain and unrealized depreciation on investments		(1,497)
Net increase in net assets resulting from operations		$9,310

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements. † Amount less than one thousand.

Statements of changes in net assets
(dollars in thousands)

	Year ended July 31,
	2007	2006
Operations:
Net investment income	$10,807	$9,405
Net realized gain (loss) on investments	8	(66)
Net unrealized depreciation on investments	(1,505)	(4,305)
Net increase in net assets resulting from operations	9,310	5,034

Dividends paid or accrued to shareholders from net investment income	(10,768)	(9,418)

Net capital share transactions	42,860	25,373

Total increase in net assets	41,402	20,989

Net assets:
Beginning of year	270,996	250,007
End of year (including undistributed net investment income: $237 and $209, respectively)	$312,398	$270,996

See Notes to Financial Statements

The American Funds Tax-Exempt Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — The American Funds Tax-Exempt Series I (the "Trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued two series of shares, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (the "Funds"). The Funds seek a high level of current income exempt from federal and their respective state income taxes. Additionally, each Fund seeks to preserve capital.

Each Fund offers five share classes, some of which are available only to limited categories of investors. The Funds’ share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B converts to Class A after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class F	None	None	None
Class R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds:

Security valuation — Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the Trust’s board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income — Security transactions are recorded by the Funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the Funds will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends paid to shareholders are declared daily after the determination of the Funds’ net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2. Federal income taxation and distributions

The Funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net income and net capital gains each year. The Funds are not subject to income taxes to the extent taxable income and net capital gains are distributed. Generally, income earned by the Funds is exempt from federal income taxes; however, the Funds may earn taxable income from certain investments.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended July 31, 2007, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2003.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; and amortization of discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes.

During the year ended July 31, 2007, the Maryland Fund and Virginia Fund reclassified $26,000 and $1,000, respectively, from undistributed net investment income to capital paid in on shares of beneficial interest. The Maryland Fund and Virginia Fund also reclassified $28,000 and $10,000, respectively, from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Maryland	(dollars in thousands)
Undistributed tax-exempt income	$ 313
Capital loss carryforward expiring 2014*	(49)
Gross unrealized appreciation on investment securities	4,896
Gross unrealized depreciation on investment securities	(2,805)
Net unrealized appreciation on investment securities	2,091
Cost of investment securities	292,136

*Reflects the utilization of capital loss carryforwards of $128,000. The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while capital loss carryforwards remain.

Virginia	(dollars in thousands)
Undistributed tax-exempt income		$ 322
Capital loss carryforwards*:
Expiring 2012	$(1)
Expiring 2015	(5)	(6)
Post-October capital loss deferrals (realized during the period November 1, 2006 through July 31, 2007)		(42)
Gross unrealized appreciation on investment securities		5,476
Gross unrealized depreciation on investment securities		(1,961)
Net unrealized appreciation on investment securities		3,515
Cost of investment securities		309,466

*The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration dates. The Fund will not make distributions from capital gains while capital loss carryforwards remain.
 These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from tax-exempt income were as follows (dollars in thousands):

Maryland			Virginia
	Year ended July 31			Year ended July 31
Share class	2007	2006	Share class	2007	2006
Class A	$ 8,487	$6,898	Class A	$ 9,277	$8,090
Class B	535	569	Class B	375	384
Class C	827	722	Class C	477	460
Class F	455	295	Class F	547	397
Class R-5	205	143	Class R-5	92	87
Total	$10,509	$8,627	Total	$10,768	$9,418

3. Fees and transactions with related parties

Business management services — The Funds have a business management agreement with Washington Management Corporation (WMC). Under this agreement, WMC, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated (JLG), provides services necessary to carry on the Funds’ general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Funds’ contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The agreement provides for monthly fees, accrued daily, based on an annual rate of 0.135% on the first $60 million of each Fund’s daily net assets and 0.09% on such assets in excess of $60 million. The agreement also provided for monthly fees of 1.35% of each Fund’s gross investment income (excluding any net capital gains from transactions in portfolio securities). WMC is currently waiving 10% of business management services fees. During the year ended July 31, 2007, total business management fees waived by WMC were $45,000 and $47,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for the Maryland Fund of $449,000, which was equivalent to an annualized rate of 0.161%, was reduced to $404,000, or 0.145% of average daily net assets. The fee shown on the accompanying financial statements for the Virginia Fund of $465,000, which was equivalent to an annualized rate of 0.159%, was reduced to $418,000, or 0.143% of average daily net assets. During the year ended July 31, 2007, WMC paid the Maryland and Virginia Funds’ investment adviser $2,291,000 for performing various fund accounting services for the Funds and for Washington Mutual Investors Fund, another registered investment company for which WMC serves as business manager. Johnston, Lemon & Co., Incorporated (JLC), a wholly owned subsidiary of JLG, earned $26,000 and $25,000 on its retail sales of shares and distribution plan of the Maryland and Virginia Funds, respectively. JLC received no brokerage commissions resulting from the purchases and sales of securities for the investment account of the Funds.

Investment advisory services — Capital Research and Management Company (CRMC), the Funds’ investment adviser, is the parent company of American Funds Service CompanySM (AFS), the Funds’ transfer agent, and American Funds Distributors,SM Inc. (AFD), the principal under-writer of the Funds’ shares. The Investment Advisory Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.165% on the first $60 million of daily net assets and 0.120% on such assets in excess of $60 million. The agreement also provides for monthly fees, accrued daily, of 1.65% of each Fund’s monthly gross income (excluding any net capital gains from transactions in portfolio securities). CRMC is currently waiving 10% of investment advisory services fees. During the year ended July 31, 2007, total investment advisory services fees waived by CRMC were $57,000 and $59,000 for the Maryland and Virginia Funds, respectively. As a result, the fee shown on the accompanying financial statements for Maryland Fund of $570,000, which was equivalent to an annualized rate of 0.205%, was reduced to $513,000, or 0.185% of average daily net assets. The fee shown on the accompanying financial statements for Virginia Fund of $592,000, which was equivalent to an annualized rate of 0.202%, was reduced to $533,000, or 0.182% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The Funds have adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell Fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2007, unreimbursed expenses subject to reimbursement totaled $319,000 for the Maryland Fund and $440,000 for the Virginia Fund.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class B	1.00	1.00
Class C	1.00	1.00
Class F	0.25	0.50

Transfer agent services — The Funds have a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services — The Funds have an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Expenses under the agreements described above for the year ended July 31, 2007, were as follows (dollars in thousands):

Maryland
			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services
Class A	$544	$52	Not applicable	Not applicable
Class B	169	5	Not applicable	Not applicable
Class C	266	Included in administrative services	$20	$2
Class F	30		12	1
Class R-5	Not applicable		5	—*
Total	$1,009	$57	$37	$3

Virginia
			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services
Class A	$618	$56	Not applicable	Not applicable
Class B	124	3	Not applicable	Not applicable
Class C	161	Included in administrative services	$12	$1
Class F	37		15	1
Class R-5	Not applicable		2	—*
Total	$940	$59	$29	$2

*Amount less than one thousand.

Deferred trustees’ compensation — Since the adoption of the deferred compensation plan in 1994, independent trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of the Funds or other American Funds. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Trustees’ compensation of $26,000 each for the Maryland Fund and the Virginia Fund, shown on the accompanying financial statements, includes $24,000 for each Fund in current fees (either paid in cash or deferred) and a net increase of $2,000 in each Fund in the value of the deferred amounts.

Affiliated officers and trustees — All the officers and certain trustees of the Trust are affiliated with WMC. Officers and affiliated trustees do not receive compensation directly from the Funds.

4. Capital share transactions

Capital share transactions in the Funds were as follows (dollars and shares in thousands):

Maryland
	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Class A	$69,568	4,353	$6,484	406	$(38,290)	(2,402)	$37,762	2,357
Class B	1,115	70	357	22	(3,242)	(203)	(1,770)	(111)
Class C	6,241	390	602	38	(4,187)	(262)	2,656	166
Class F	7,283	456	261	16	(2,239)	(140)	5,305	332
Class R-5	1,532	96	209	13	—	—	1,741	109
Total net increase (decrease)	$85,739	5,365	$7,913	495	$(47,958)	(3,007)	$45,694	2,853

Year ended July 31, 2006
Class A	$51,381	3,222	$4,991	312	$(27,605)	(1,726)	$28,767	1,808
Class B	1,447	91	377	23	(2,382)	(149)	(558)	(35)
Class C	8,140	509	524	33	(5,860)	(366)	2,804	176
Class F	5,885	369	169	11	(2,718)	(171)	3,336	209
Class R-5	1,000	62	129	8	(1,127)	(70)	2	—†
Total net increase (decrease)	$67,853	4,253	$6,190	387	$(39,692)	(2,482)	$34,351	2,158

Virginia
	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2007
Class A	$65,549	3,978	$6,418	390	$(35,143)	(2,136)	$36,824	2,232
Class B	959	58	289	17	(1,682)	(102)	(434)	(27)
Class C	4,460	271	370	23	(3,354)	(204)	1,476	90
Class F	7,256	441	421	25	(2,777)	(169)	4,900	297
Class R-5	—	—	94	6	—	—	94	6
Total net increase (decrease)	$78,224	4,748	$7,592	461	$(42,956)	(2,611)	$42,860	2,598

Year ended July 31, 2006
Class A	$53,636	3,259	$5,436	330	$(37,318)	(2,268)	$21,754	1,321
Class B	1,006	61	304	19	(1,638)	(99)	(328)	(19)
Class C	4,064	246	339	21	(4,374)	(266)	29	1
Class F	4,938	300	263	16	(1,370)	(83)	3,831	233
Class R-5	—	—	87	5	—	—	87	5
Total net increase (decrease)	$63,644	3,866	$6,429	391	$(44,700)	(2,716)	$25,373	1,541

*Includes exchanges between share classes of the Fund.
†Amount less than one thousand.

5. Investment transactions

The Maryland Fund and Virginia Fund made purchases of investment securities, excluding short-term securities, of $72,102,000 and $75,907,000, and sales of $25,036,000 and $30,356,000, respectively, during the year ended July 31, 2007.

The Tax-Exempt Fund of Maryland
Financial highlights
		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets [3]
Class A
Year ended 7/31/2007	$15.87	$.62	$(.11)	$.51	$(.62)	$ —	$(.62)	$15.76	3.26%	$233.70%		.66%	3.91%
Year ended 7/31/2006	16.13	.62	(.26)	.36	(.62)	—	(.62)	15.87	2.27	197.72		.69	3.86
Year ended 7/31/2005	15.94	.62	.19	.81	(.62)	—	(.62)	16.13	5.12	171.71		.69	3.84
Year ended 7/31/2004	15.76	.64	.17	.81	(.63)	—	(.63)	15.94	5.17	154.72		.72	3.97
Year ended 7/31/2003	15.93	.62	(.15)	.47	(.62)	(.02)	(.64)	15.76	2.98	156.73		.73	3.87
Class B:
Year ended 7/31/2007	15.87	.51	(.11)	.40	(.51)	—	(.51)	15.76	2.50	16	1.45	1.42	3.17
Year ended 7/31/2006	16.13	.50	(.26)	.24	(.50)	—	(.50)	15.87	1.52	18	1.48	1.44	3.12
Year ended 7/31/2005	15.94	.50	.19	.69	(.50)	—	(.50)	16.13	4.35	18	1.47	1.44	3.09
Year ended 7/31/2004	15.76	.52	.17	.69	(.51)	—	(.51)	15.94	4.40	19	1.48	1.48	3.21
Year ended 7/31/2003	15.93	.50	(.15)	.35	(.50)	(.02)	(.52)	15.76	2.22	18	1.48	1.48	3.09
Class C:
Year ended 7/31/2007	15.87	.50	(.11)	.39	(.50)	—	(.50)	15.76	2.44	28	1.51	1.47	3.10
Year ended 7/31/2006	16.13	.49	(.26)	.23	(.49)	—	(.49)	15.87	1.46	25	1.53	1.49	3.06
Year ended 7/31/2005	15.94	.48	.19	.67	(.48)	—	(.48)	16.13	4.22	23	1.59	1.56	2.97
Year ended 7/31/2004	15.76	.50	.17	.67	(.49)	—	(.49)	15.94	4.27	17	1.60	1.60	3.09
Year ended 7/31/2003	15.93	.48	(.15)	.33	(.48)	(.02)	(.50)	15.76	2.09	13	1.61	1.61	2.97
Class F:
Year ended 7/31/2007	15.87	.61	(.11)	.50	(.61)	—	(.61)	15.76	3.17	14.78		.74	3.82
Year ended 7/31/2006	16.13	.61	(.26)	.35	(.61)	—	(.61)	15.87	2.19	9.80		.77	3.77
Year ended 7/31/2005	15.94	.60	.19	.79	(.60)	—	(.60)	16.13	4.98	6.84		.82	3.72
Year ended 7/31/2004	15.76	.62	.17	.79	(.61)	—	(.61)	15.94	5.04	5.85		.85	3.85
Year ended 7/31/2003	15.93	.60	(.15)	.45	(.60)	(.02)	(.62)	15.76	2.84	3.86		.86	3.73
Class R-5:
Year ended 7/31/2007	15.87	.65	(.11)	.54	(.65)	—	(.65)	15.76	3.43	5.52		.48	4.09
Year ended 7/31/2006	16.13	.65	(.26)	.39	(.65)	—	(.65)	15.87	2.45	4.55		.51	4.04
Year ended 7/31/2005	15.94	.64	.19	.83	(.64)	—	(.64)	16.13	5.30	4.54		.51	4.02
Year ended 7/31/2004	15.76	.67	.17	.84	(.66)	—	(.66)	15.94	5.36	3.54		.54	4.15
Year ended 7/31/2003	15.93	.65	(.15)	.50	(.65)	(.02)	(.67)	15.76	3.16	3.55		.55	4.06

		Year ended July 31
				2007		2006	2005			2004	2003
Portfolio turnover rate for all classes of shares				9%		5%	5%			11%	8%

[1] Based on average shares outstanding.
[2] Total returns exclude all sales charges, including contingent deferred sales charges.
[3] This column reflects the impact, if any, of certain waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services for all share classes.

See Notes to Financial Statements

		Income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[3]	Ratio of net income to average net assets[3]
Class A:
Year ended 7/31/2007	$16.35	$.62	$(.05 )	$.57	$(.62)	$ —	$(.62)	$16.30	3.51%	$264.69%		.65%	3.77%
Year ended 7/31/2006	16.63	.61	(.28 )	.33	(.61)	—	(.61)	16.35	2.03	228.71		.67	3.70
Year ended 7/31/2005	16.48	.61	.14	.75	(.60)	—	(.60)	16.63	4.59	210.69		.67	3.62
Year ended 7/31/2004	16.32	.60	.16	.76	(.60)	—	(.60)	16.48	4.67	189.70		.70	3.60
Year ended 7/31/2003	16.57	.60	(.21)	.39	(.60)	(.04)	(.64)	16.32	2.32	189.71		.71	3.61
Class B:
Year ended 7/31/2007	16.35	.50	(.05 )	.45	(.50)	—	(.50)	16.30	2.75	12	1.45	1.41	3.02
Year ended 7/31/2006	16.63	.49	(.28 )	.21	(.49)	—	(.49)	16.35	1.28	13	1.46	1.42	2.95
Year ended 7/31/2005	16.48	.49	.14	.63	(.48)	—	(.48)	16.63	3.82	13	1.45	1.43	2.87
Year ended 7/31/2004	16.32	.48	.16	.64	(.48)	—	(.48)	16.48	3.90	14	1.45	1.45	2.84
Year ended 7/31/2003	16.57	.47	(.21)	.26	(.47)	(.04)	(.51)	16.32	1.56	14	1.46	1.46	2.81
Class C:
Year ended 7/31/2007	16.35	.49	(.05 )	.44	(.49)	—	(.49)	16.30	2.69	17	1.50	1.46	2.96
Year ended 7/31/2006	16.63	.48	(.28 )	.20	(.48)	—	(.48)	16.35	1.23	15	1.51	1.47	2.90
Year ended 7/31/2005	16.48	.47	.14	.61	(.46)	—	(.46)	16.63	3.70	16	1.57	1.55	2.75
Year ended 7/31/2004	16.32	.45	.16	.61	(.45)	—	(.45)	16.48	3.77	15	1.58	1.58	2.72
Year ended 7/31/2003	16.57	.45	(.21)	.24	(.45)	(.04)	(.49)	16.32	1.43	14	1.60	1.60	2.72
Class F:
Year ended 7/31/2007	16.35	.61	(.05 )	.56	(.61)	—	(.61)	16.30	3.43	17.77		.73	3.69
Year ended 7/31/2006	16.63	.60	(.28 )	.32	(.60)	—	(.60)	16.35	1.96	13.78		.74	3.62
Year ended 7/31/2005	16.48	.59	.14	.73	(.58)	—	(.58)	16.63	4.46	9.82		.80	3.50
Year ended 7/31/2004	16.32	.58	.16	.74	(.58)	—	(.58)	16.48	4.54	7.83		.83	3.48
Year ended 7/31/2003	16.57	.58	(.21)	.37	(.58)	(.04)	(.62)	16.32	2.17	3.85		.85	3.44
Class R-5:
Year ended 7/31/2007	16.35	.65	(.05 )	.60	(.65)	—	(.65)	16.30	3.69	2.51		.47	3.96
Year ended 7/31/2006	16.63	.64	(.28 )	.36	(.64)	—	(.64)	16.35	2.20	2.53		.50	3.88
Year ended 7/31/2005	16.48	.64	.14	.78	(.63)	—	(.63)	16.63	4.77	2.52		.50	3.81
Year ended 7/31/2004	16.32	.63	.16	.79	(.63)	—	(.63)	16.48	4.85	2.52		.52	3.78
Year ended 7/31/2003	16.57	.63	(.21)	.42	(.63)	(.04)	(.67)	16.32	2.49	2.53		.53	3.79

		Year ended July 31
				2007		2006	2005			2004	2003
Portfolio turnover rate for all classes of shares				11%		4%	13%			8%	4%

[1]  Based on average shares outstanding.
[2]  Total returns exclude all sales charges, including contingent deferred sales charges.
[3] This column reflects the impact, if any, of certain waivers from CRMC and WMC. During some of the periods shown, CRMC and WMC reduced fees for investment advisory services and business management services for all share classes.

See Notes to Financial Statements

The American Funds Tax-Exempt Series I
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The American Funds Tax-Exempt Series I:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia (constituting The American Funds Tax-Exempt Series I, hereafter referred to as the "Trust") at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
September 14, 2007